As Filed with the
Commission on February 1, 2000
Registration No. 2-77986
SEC File No. 811-3486

                 Securities and Exchange Commission
                          Washington, D.C.

                             FORM N-1A

Registration Statement Under the Securities Act of 1933  [X]

     Pre-Effective Amendment No.                         [ ]

    Post-Effective Amendment No. 24                      [X]

				and/or

Registration Statement Under the Investment Company Act
    of 1940                                              [X]

    Amendment No. 26

                Mosaic Tax-Free Trust
(Exact Name of Registrant as Specified in Charter)

1655 Fort Myer Drive, Arlington, Virginia  22209

Registrant's Telephone Number:  (703) 528-3600

W. Richard Mason, Secretary
Mosaic Tax-Free Trust
1655 Fort Myer Drive
Arlington, Virginia  22209
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
  It is proposed that this filing will become effective:
     [X] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on February 1, 1999 pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Mosaic Tax-Free Trust (National Fund, Tax-Free Money Market, Arizona Fund, Maryland Fund, Missouri Fund and Virginia Fund).


Cross-Reference Sheet

Form N1-A

Part A, Information Required in a Prospectus

Item 1       Front and back cover pages
Item 2 Risk/Return Summary: Investments, Risks and Performance (including Fund Investment Objectives/Goals, Principal Investment Strategies of the Trust, Principal Risks of Investing in the Trust and Risk/Return Bar Chart and Table)
Item 3       Fees and expenses of the Trust
Item 4       Investment Objectives, Implementation of Investment
             Policies
Item 5 Management's Discussion of Fund Performance is contained in the Registrant's annual report to shareholders under rule 30d-1 for the fiscal year ended September 30, 1998 and is incorporated herein by reference
Item 6       Management
Item 7 Pricing of Fund Shares, Dividends and Distributions, Taxes and incorporated by reference from Mosaic's "Guide to Doing Business"
Item 8       Not applicable
Item 9       Financial highlights

Mosaic's "Guide to Doing Business" follows Part A
Part B, Items Required in a Statement of Additional Information

Item 10      Cover page
Item 11      Fund History
Item 12 Description of the Trust (including Classification, Investment Strategies and Risks, Fund Policies and Fundamental Policies)
Item 13      Management of the Funds
Item 14      Control Persons and Principal Holders of Securities
Item 15      Investment Advisory and Other Services
Item 16      Brokerage Allocation and Other Practices
Item 17      Capital Stock and Other Securities
Item 18      Purchase, Redemption and Pricing of Shares
Item 19      Taxation of the Funds
Item 20      Investment Advisory and Other Services
Item 21      Calculation of Performance Data
Item 22 Financial Statements and Other Additional Information (Annual and Semi-Annual Reports are incorporated by reference)

Part C, Other Information
Items 23 through 30 follow Part B

Prospectus/February 1, 2000

Mosaic Tax-Free Trust

Arizona Fund      Missouri Fund     National Fund

Maryland Fund     Virginia Fund     Tax-Free Money Market


Mosaic Tax-Free Trust offers six mutual funds whose objectives are to provide investors tax-free dividend income. They seek to achieve this objective by investing in tax-free municipal bonds.

The Arizona, Maryland, Missouri and Virginia Funds provide dividend income free of both federal and state income tax for those who purchase shares in the fund of their state of residence.

The National Fund provides dividend income free of federal tax for residents of any state.

The Tax-Free Money Market is a money market mutual fund that provides dividend income free of federal tax for residents of any state.

Features

* No commissions or sales charges
* $1,000 minimum initial investment
* No "12b-1" expenses
* Checking privileges
* Dividends accrue every day and can be paid by check, electronic funds transfer, or reinvested monthly
* Invest or withdraw funds by phone or by mail

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   Madison Mosaic, LLC
                    Investment Advisor

Table of Contents

Risk/Return Summary:  Investments, Risks and Performance
  Fund Investment Objectives/Goals                        3
  Principal Investment Stategies of the Trust             3
  Principal Risks of Investing in the Trust               3
  Risk/Return Bar Chart and Performance Table             3
Fees and Expenses of the Trust                            5
Investment Objectives                                     8
Implementation of Investment Objectives                   9
Management                                               14
Pricing of Fund Shares                                   16
Dividends and Distributions                              16
Taxes                                                    16
Financial Highlights                                     18

Risk/Return Summary:  Investments, Risks and Performance

Fund Investment Objectives/Goals

Each mutual fund portfolio offered by Mosaic Tax-Free Trust (the "Trust") shares a common objective: To receive income from municipal bonds and to distribute that income to its investors as tax-free dividends. Generally, a "municipal" bond is one that is issued by a city, state or county government. As a result, all dividends from each of the six Funds offered by the Trust are intended to be free from federal income tax.

The Arizona, Maryland, Missouri and Virginia Funds have a second objective: To distribute dividends that are intended to be exempt from state (and local) tax as well as federal tax.

Finally, the Tax-Free Money Market has the additional objectives of preserving capital and providing liquidity.
a stable share price of $1.00 per share.

Principal Investment Strategies of the Trust

Each fund seeks to achieve its objective through diversified investment in municipal bonds. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts, housing authorities, etc.). The funds may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam.

We only purchase "investment grade" bonds for the funds. That means bonds in the top four rating categories awarded by nationally recognized statistical rating organizations such as Moody's and S&P.

The Tax-Free Money Market has a second principal investment strategy of seeking to maintain a stable share price of $1.00 per share.

Principal Risks of Investing in the Trust

All Funds

Interest Rate Risk

The share price of each of these funds reflects the value of the bonds held by them. When interest rates or general demand for municipal securities change, the value of these bonds change. If the value of these bonds falls, the share price of the fund will go down. If it falls below the price you paid for your shares, you could lose money when you redeem your shares.

What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.

Legislative Risk

If Congress or a state legislature changes or limits the tax code or the tax-free nature of municipal bonds, they could lose value.

Call Risk

If a municipal bond issuer "calls" a bond (pays it off at a specified price before it matures), the affected fund would have to reinvest the proceeds at a lower interest rate. It may also experience loss if the bond is called at a price lower than what we paid.

Tax-Related Risk

You can receive a taxable distribution of capital gain. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Fund Specific Risks

Arizona Fund

Particular risks to consider when investing in Arizona securities are:
* There are no general obligation bonds
* The State has a seasonal population
* Its population is concentrated in Phoenix
* The State restricts local school bond issues

Maryland Fund

Particular risks to consider when investing in Maryland securities are:
* The State began implementing a 10% income tax reduction in 1999
* The State must have a balanced budget
* The State has historically been heavily indebted
* Marylanders rely heavily on Federal government employment

Missouri Fund

Particular risks to consider when investing in Missouri securities are:
* Tax cuts were implemented in 1999
* The State has desegregation lawsuit obligations and must defend riverboat gambling lawsuits
* The State's economy is more heavily dependant on transportation than other states
* The State economy is subject to the cyclical automobile and defense-related manufacturing sectors

Virginia Fund

Particular risks to consider when investing in Virginia securities are:
* The State has rising debt levels
* The State must have a balanced budget
* A $2.8 billion "car tax" revenue loss is pending
* Virginians rely heavily on Federal government employment
* Single-term governorships may result in volatile financial policies and management.

Tax-Free Money Market

Since the Tax-Free Money Market's share price is intended to be stable at $1.00 per share, it is most suitable for investors who are seeking current income with low risk. Of course, as interest rates generally rise and fall in the overall economy, the yield of this fund will rise and fall in the same manner.

An investment in the Tax-Free Money Market is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Although the Tax-Free Money Market seeks to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in this fund.

Risk/Return Bar Chart and Performance Table

The following bar charts illustrate the variability of each fund's returns by showing changes in each fund's performance from year to year over a 10-year period (or for the life of the fund, if less than 10 years). After the bar chart for each fund is a table that compares the fund's average annual total returns with those of a broad-based securities market index that is not subject to the fees and expenses typical of mutual funds. Remember, however, that past performance does not necessarily indicate how a fund will perform in the future.

Arizona Fund

Year	Return
1999  (3.63)%
1998	 4.73%
1997	 8.00%
1996	 3.22%
1995	14.90%
1994	(8.70)%
1993	12.00%
1992	 8.46%
1991	 9.75%
1990	 6.73%

During the period shown in the bar chart, the highest return for a quarter was 6.66% (quarter ending March 31, 1995) and the lowest return for a quarter was - 7.61% (quarter ending March 31, 1994).

Average Annual Total     Past One Year   Past 5 Years  Past 10 Years
     Returns
(for the periods ending
  December 31, 1998)

Arizona Fund	           (3.63)%         5.27%           5.32%
Lehman Muni Index*           (2.06)%         6.91%           6.89%

Maryland Fund

Year	Return
1999  (4.54)%
1998	 4.61%
1997	 8.10%
1996	 2.18%
1995	15.21%
1994	(8.81)%

During the period shown in the bar chart, the highest return for a quarter was 7.05% (quarter ending March 31, 1995) and the lowest return for a quarter was - 7.97% (quarter ending March 31, 1994).

Average Annual Total     Past One Year   Past 5 Years Since Inception
     Returns                                          February 10, 1993
(for the periods ending
  December 31, 1999)

Maryland Fund                (4.54)%         4.91%           3.33%
Lehman Muni Index*           (2.06)%         6.91%           6.89%

Missouri Fund

Year	Return
1999  (3.96)%
1998	 4.88%
1997	 8.10%
1996	 2.72%
1995	16.19%
1994	(8.51)%
1993	11.16%
1992	 7.99%
1991	 9.75%
1990	 5.89%

During the period shown in the bar chart, the highest return for a quarter was 7.35% (quarter ending March 31, 1995) and the lowest return for a quarter was - 6.69% (quarter ending March 31, 1994).

Average Annual Total     Past One Year   Past 5 Years  Past 10 Years
     Returns
(for the periods ending
  December 31, 1999)

Missouri Fund	           (3.96)%         5.38%           5.19%
Lehman Muni Index*           (2.06)%         6.91%           6.89%

Virginia Fund

Year	Return
1999  (4.30)%
1998	 5.01%
1997	 8.50%
1996	 3.17%
1995	16.14%
1994	(8.30)%
1993	12.51%
1992	 7.52%
1991	 9.81%
1990	 5.91%

During the period shown in the bar chart, the highest return for a quarter was 6.78% (quarter ending March 31, 1995) and the lowest return for a quarter was - 7.23% (quarter ending March 31, 1994).

Average Annual Total     Past One Year   Past 5 Years  Past 10 Years
     Returns
(for the periods ending
  December 31, 1999)

Virginia Fund                (4.30)%         5.49%           5.36%
Lehman Muni Index*           (2.06)%         6.91%           6.89%

National Fund

Year	Return
1999  (3.02)%
1998	 4.86%
1997	 8.30%
1996	 2.93%
1995	15.37%
1994	(8.87)%
1993	11.79%
1992	 8.20%
1991	10.24%
1990	 5.49%

During the period shown in the bar chart, the highest return for a quarter was 6.42% (quarter ending March 31, 1995) and the lowest return for a quarter was - 7.77% (quarter ending March 31, 1994).

Average Annual Total     Past One Year   Past 5 Years  Past 10 Years
     Returns
(for the periods ending
   December 31, 1999)

National Fund                (3.02)%         5.51%           5.30%
Lehman Muni Index*           (2.06)%         6.91%           6.89%

*The Lehman Brothers Municipal Bond Index is a recognized, unmanaged index of approximately 25,000 investment grade municipal bonds.

Tax-Free Money Market

Year	Return
1999   2.55%
1998	 2.85%
1997	 2.93%
1996	 2.52%
1995	 3.00%
1994	 1.81%
1993	 1.43%
1992	 2.48%
1991	 3.70%
1990	 5.26%

During the period shown in the bar chart, the highest return for a quarter was 1.33% (quarter ending June 30, 1990) and the lowest return for a quarter was 0.31% (quarter ending September 30, 1993).

Average Annual Total     Past One Year   Past 5 Years  Past 10 Years
     Returns
(for the periods ending
  December 31, 1999)

Tax-Free Money Market         2.55%          2.77%           2.82%

To obtain the current 7-day yield for the Tax-Free Money Market or the 30-day yield for any other fund, call our shareholder service department toll-free at 888-670-3600.

Fees and Expenses of the Trust

This table describes the fees and expenses that you may pay if you buy and hold shares of any fund offered by Mosaic Tax-Free Trust.

Shareholder Fees (fees paid directly from your investment)

     Maximum Sales Charge (Load) of any type          None
     Redemption Fee                                   None
     Exchange Fee                                     None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                                                                   Tax-Free
                                       Arizona Maryland Missouri Virginia National Money
                                       Fund    Fund     Fund     Fund     Fund     Market

Management Fees........................ 0.63%   0.63%    0.63%    0.63%    0.63%   0.50%

Distribution (12b-1) Fees.............. None    None     None     None     None    None

Other Expenses......................... 0.48%   0.50%    0.46%    0.39%    0.44%   0.36%*

   Total Annual Fund Operating Expenses 1.11%   1.13%    1.09%    1.02%    1.07%   0.86%*

* During the fiscal year ending September 30, 1999, the other expenses was 0.27% and total annual fund operating expenses was 0.77% because we waived expenses. This waiver is in effect as of the date of this prospectus, but we may end it at any time.

Example:

This Example is intended to help you compare the cost of investing in a fund offered by Mosaic Tax-Free Trust with the cost of investing in other mutual funds. For simplicity, fee and expense percentages above are rounded to two decimal places.

The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                  Tax-Free
                                      Arizona Maryland Missouri Virginia National Money
                                      Fund    Fund     Fund     Fund     Fund     Market

     1 year.........................   $113    $115      $111     $104     $109     $88

     3 years........................   $353    $359      $347     $325     $340    $274
     5 years........................   $612    $622      $601     $563     $590    $477

     10 years.......................  $1352   $1375     $1329     $1248   $1306   $1061

Additional fees and transaction charges described in Mosaic's "Guide to Doing Business," if applicable, will increase the level of expenses that can be incurred. (For example, fees are charged for certain wire transfers, stop payments on checks and bounced investment checks). In addition, if you purchase or redeem shares in the Trust through a securities broker you may be charged a transaction fee by the broker for handling of the transaction. The Trust does not receive these fees. You can engage in any transaction directly with the Trust to avoid such charges.

Investment Objectives

Each mutual fund portfolio offered by the Trust shares a common objective: To receive income from municipal bonds and to distribute that income to its investors as tax-free dividends. Generally, a "municipal" bond is one that is issued by a city, state or county government. As a result, all dividends from each of the six funds offered by the Trust are intended to be free from federal income tax.

The Arizona, Maryland, Missouri and Virginia Funds have a second objective:
To distribute dividends that are intended to be exempt from state (and local) tax as well as federal tax.

Finally, the Tax-Free Money Market has the additional objectives of preserving capital and providing liquidity.

There can be no assurance that the objective of any fund will be achieved.

Although the investment objective of any fund may be changed without shareholder approval, shareholders will be notified in writing prior to any material change.

Implementation of Investment Objectives

We select bonds for each fund that we believe provide the highest combination of yield (the interest rate the bond pays in relation to its price), credit risk and diversification for the respective fund. To a lesser extent, we also consider whether a particular bond may increase in value from its price at the time of purchase. We research and analyzes bonds with the following principal investment strategies in mind:

Municipal Bonds

Each fund seeks to achieve its objective through diversified investment in municipal bonds. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts, housing authorities, etc.). The funds may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam.

The Arizona, Maryland, Missouri and Virginia Funds will invest in bonds that are exempt from federal and state income tax for residents of the state of issue.

The National Fund and Money Market will invest in bonds that are exempt from federal income tax.

We will rely on the opinion of counsel to the issuer of these bonds that they are, in fact, exempt from tax.

We have a fundamental policy that at least 80% of each fund will be invested in tax-exempt securities. Since this is a fundamental policy, we cannot change the policy without shareholder vote.

Tax-Free Money Market Policies

We manage the Tax-Free Money Market to maintain a stable share price of $1.00 per share. We do this by investing in high-grade municipal securities having a maximum effective maturity of 13 months. We will not purchase any investment that at the time of purchase would cause the average effective maturity of the fund to exceed 90 days. We intend to manage the Money Market in accordance with current regulations of the Securities and Exchange Commission applicable to funds seeking to maintain a constant price per share of $1.00.

Bond Diversification

Each fund invests in general obligation bonds of states and municipalities (backed by the general credit of the issuing city, state or county) and specific or limited purpose bonds (supported by a specific power company, hospital or highway project, etc.). Each fund seeks to limit its exposure from any single issuer. This is accomplished by limiting fund purchases from any issuer to no more than 5% of the fund's total assets.

Bond Maturity

Each fund other than the Money Market invests in long-term bonds. This is because they normally provide a higher return than comparably rated shorter-term bonds. However, long-term bonds have a greater tendency to fluctuate in value as interest rates change.

The bonds in any fund other than the Money Market may have an average maturity of 20 years or more. Average maturities of 15 to 20 years will be more typical. An average maturity of 10 years or less may be appropriate in some market conditions.

Bond Quality

The Trust only purchases "investment grade" bonds. That means bonds in the top four rating categories awarded by nationally recognized statistical rating organizations such as Moody's and S&P (e.g., AAA, AA, A and BBB). (You should refer to the Statement of Additional Information if you would like more detail about the meaning of bond ratings.)

If a fund owns a bond that is downgraded below investment grade, the fund will sell the bond. We will attempt to sell the bond so as to avoid incurring a substantial loss. As a result, the affected fund may have to hold the bond for awhile after its downgrade in an attempt to avoid selling it at a "fire sale" price.

Portfolio Trading Activity - Taxable Capital Gains Potential

We may alter the composition of any fund with regard to quality and maturity and it may sell securities prior to maturity. Under normal circumstances, however, turnover for each fund is generally not expected to exceed 100% (except for the Money Market for which turnover statistics are not applicable).

Sales of fund securities may result in capital gains that are not exempt from taxation. This can occur any time a fund sells a bond at a price that was higher than the price it paid for the bond, even if the fund does not engage in active or frequent trading.

Under normal circumstances, no fund will engage in active or frequent trading of its bonds. However, it is possible that we will determine that market conditions require a significant change to the composition of a fund's portfolio. (For example, if interest rates rise or fall significantly, we may attempt to sell bonds before they lose much value.) Also, if a fund experiences large swings in shareholder purchases and redemptions, we may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the fund (other than the Money Market) could make a taxable capital gain distribution.

Temporary Defensive Position

We might determine that extraordinary conditions exist (such as tax law changes or a need to adopt a defensive investment position) that make it advisable to invest a larger portion of any Fund's assets in taxable investments. If this occurs, more than 20% and even as much as 100% of a Fund's assets could be invested in securities whose income is taxable on the federal or state level. If this situation were to occur, the affected Fund would not be invested in a manner designed to achieve its investment objective.

Risks

Interest Rate and Market Risk

The value of shares purchased in each fund will fluctuate due to changes in the value of securities held by such fund. Of course, the Tax-Free Money Market has little risk of price fluctuation because it is managed to maintain a constant $1.00 share price. At the time an investor sells his or her shares, they may be worth more or less than their original cost.

Municipal securities tend to increase in value when prevailing interest rates fall, and to decrease in value when prevailing interest rates rise. The longer the maturities of the bonds held in the fund, the greater the magnitude of these changes. Investments with the highest yields may have longer maturities or lower quality ratings than other investments, increasing the possibility of fluctuations in value per share.

Legislative Risk

Municipal bonds pay lower rates of interest than comparable corporate bonds because of the tax-free nature of their interest payments. If the tax-free status of municipal securities is altered or eliminated by act of Congress or the legislature of any particular state, the value of the affected bonds will drop. This is because their low interest payments will be less competitive with other taxable bonds.

Tax-Related Risk

While dividend income is expected to be tax-free, shareholders in each fund can recognize taxable income in two ways:

(1) If you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain. On the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a deductible capital loss.
(2) In the event a fund sells more securities at prices higher than when they were bought by the fund, the fund may pass through the profit it makes from these transactions by making a taxable capital gain distribution. (The discussion regarding Portfolio Trading Activity - Taxable Capital Gains Potential in the previous section above explains what circumstances can produce taxable capital gains.)

Call Risk

We may buy "callable bonds." This means that the issuer can redeem the bond before maturity. An issuer may want to call a bond after interest rates have gone down. If an issuer calls a bond we own, we would have to reinvest the proceeds at a lower interest rate. Also, if the price we paid for the bond was higher than the call price, the effect is the same as if the affected fund sold the bond at a loss.

Portfolio Specific Risks

Money Market Fund is Not Guaranteed. We intend to manage the Money Market to maintain a constant share price of $1.00. This $1.00 share price has been maintained since the fund's inception. However, there is no assurance that the fund will be able to maintain a constant share price of $1.00 in the future.

Arizona, Maryland, Missouri and Virginia Funds are Not Diversified
Geographically. Since each of these funds will invest primarily in securities issued by one state, each fund is susceptible to changes in value due to political and economic factors affecting its state. Discussed below are various risks you should consider when investing in a single state bond fund.
We monitor these developments and unique situations in each state. We attempt to make purchases or sales for the Trust with these specific state related risks in mind.

Arizona Fund

The State of Arizona does not issue general obligation bonds. As a result, Arizona municipal bonds are issued by local jurisdictions (cities, school districts) or are tied to specific municipal projects. This also means that bonds are not always backed by state-wide revenues.

Arizona's population is concentrated in the Phoenix area. Also, the state-wide population tends to fluctuate seasonally. The State has a significant winter tourist and part-time resident population. These demographic factors affect the amounts of revenue generated to pay for Arizona bonds. It also limits the diversity of these bonds.

Finally, in order to equalize school districts in Arizona, the State government controls school funding. The State is required to fund existing deficiencies. This may require the State to issue additional school bond financing.

Maryland Fund

Maryland has historically been among the more heavily indebted states. Because the State budget is required to be balanced, Marylanders have historically had a high tax burden. Beginning in 1999, a 10% income tax reduction began to take effect. It will be phased in over four years. If income tax revenues fall, the State will be required to reduce its debt and this could reduce the historical supply of Maryland bonds.

Marylanders have a moderate to heavy reliance on the Federal government for their employment. As the Federal government continues to reduce its size, Maryland revenues could be reduced as a result.

Missouri Fund

Missouri has a higher than average reliance on manufacturing revenue. Some of this manufacturing is in the cyclical automobile and defense-related industries. As a result, Missouri revenues can be reduced when these industries enter a slow period.

Missouri is somewhat more dependant on transportation (railroads, trucking and air) than the nation as a whole. If the oil costs rise or other factors affect the transportation sector, Missouri could be more seriously affected than other states.

Missouri recently approved tax cuts that will reduce 1999 revenue. The State is also subject to certain spending requirements resulting from desegregation lawsuits. It is currently facing lawsuits over riverboat gambling.

Virginia Fund

Virginia is required to have a balanced budget. However, its debt levels are rising since the State is beginning a variety of large highway and university construction projects. This is occurring at the same time as the State repeals its $2.8 billion personal property tax on automobiles. The personal property tax repeal will be phased in through 2002. The State has not yet developed plans to replace the lost revenue.

Virginians have a higher than average reliance on the Federal government for employment than other states. At the same time, the Federal government is attempting to reduce its size. Although much of the Federal civilian workforce reductions in Virginia have already occurred, the State remains vulnerable to military reductions and base closings.

Management

The Advisor

We are Madison Mosaic, LLC, 1655 Ft. Myer Drive, Arlington, Virginia, 22209, a wholly-owned subsidiary of Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, Wisconsin ("Madison"). We manage approximately $200 million in the Mosaic family of mutual funds, which includes stock, bond and money market portfolios. Madison, a registered investment advisory firm for over 25 years, provides professional portfolio management services to a number of clients and has approximately $3.5 billion under management. We share investment management personnel with Madison.

We are responsible for the day-to-day administration of the Trust's activities. Investment decisions regarding each of the Trust's funds can be influenced in various manners by a number of individuals.

Generally, all decisions regarding a fund's average maturity, duration and investment considerations concerning interest rate and market risk are the primary responsibility of Madison's investment policy committee. The investment policy committee is made up of the top officers and managers of Madison.

Day-to-day decisions regarding the selection of individual bonds and other management functions for all of the Trust's funds are primarily the responsibilities of Michael J. Peters and Chris Berberet.

Mr. Peters, portfolio manager and vice president of Madison since joining Madison in 1997, was formerly Vice President and Fixed-Income Portfolio Manager for Wachovia Asset Management from March 1993 until joining Madison. Prior to his management of mutual fund assets at Wachovia, Mr. Peters had been involved in municipal bond management and trading for NationsBank since March 1990. Mr. Peters became involved in the management of the Trust's six funds on February 20, 1997.

Mr. Berberet, vice president of Madison Mosaic and a principal of Madison, joined Madison in 1992. Since that time, he has continuously been a lead manager for the fixed-income portfolios of Madison's private advisory clients. He has also been a member of Madison's investment policy committee since joining Madison in 1992. Mr. Berberet began managing the Trust's portfolios after July 31, 1996.

Compensation

Advisory Fee. We receive a fee for our services under our Investment Advisory Agreement with the Trust. The fee is calculated as 5/8% per year of the average daily net assets of each fund other than the Money Market and 1/2% per year of the average daily net assets of the Money Market.

Administrative and Services Fee. Under a separate Services Agreement with the Trust, we provide or arrange for each fund to have all other operational and other support services it needs. We receive a fee calculated as a percentage of the average daily net assets of each fund for these services. Since October 1, 1998, this fee has been set at the following rates: Money Market - 0.36%; National Fund -- 0.44%; Arizona Fund -- 0.49%; Maryland Fund -- 0.51%; Missouri Fund -- 0.47%; and Virginia Fund -- 0.39%. We have been waiving 0.10% of this fee for the Money Market since October 1, 1998. We can end this waiver at any time.


Pricing of Fund Shares

The price of each fund share is based on its net asset value (or "NAV"). This equals the total daily value of the respective fund's investments, minus its expenses and liabilities, divided by the total number of outstanding shares. Each fund's NAV is calculated at the close of the New York Stock Exchange each day it is open for trading.

We use the market value o the securities in each fund in order to determine NAV. We obtain the market value from one or more established pricing services.

In order to stabilize the Tax-Free Money Market's share price at $1.00, we use the "penny rounding" pricing method. This allows us to round the NAV to the nearest penny.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is placed. This may be higher, lower or the same as the NAV from the previous day.

Dividends and Distributions

Each fund's net income is declared as dividends each business day. Dividends are paid in the form of additional shares credited to your account at the end of each calendar month, unless you elect in writing to receive a monthly dividend check. Any net realized capital gains would be distributed at least annually. (Please refer to Mosaic's "Guide to Doing Business" for more information about dividend distribution options.)

Taxes

Federal Tax Considerations

Each fund offered by the Trust will distribute to shareholders 100% of its net income and net capital gains, if any. At least 80% of the net income each fund distributes will be tax-free income.

Capital gain distributions, if any, will be taxable to you. In January each year, the Trust will send you an annual notice of dividends and other distributions paid during the prior year. While dividends will normally be exempt from income tax, capital gain distributions, if any, are subject to taxation. Capital gains distributions can be taxed at different rates depending on the length of time the securities were held.

Because the share price fluctuates for each fund, if you redeem shares in such funds, you will create a capital gain or loss that has tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received from the Trust to maintain accurate records of your investments.

An exchange of any fund's shares for shares of another fund will be treated as a sale of the fund's shares. As a result, any gain on the transaction may be subject to federal, state or local income tax.

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 31% of dividends, any capital gain distributions and redemptions. Any fine assessed against the Trust that results from your failure to provide a valid social security or tax identification number will be charged to your account.

In addition to possible taxable capital gain distributions, certain bonds owned by the Trust generate income that is subject to the Alternative Minimum Tax ("AMT"). The interest on these "private activity" bonds could become subject to AMT if you are a taxpayer that meets the AMT criteria. If you are subject to AMT, you will be required to add any income attributable to these bonds (as reported by the Trust annually) to other so-called "tax preference items" to determine possible liability for AMT. Income from AMT bonds may not exceed 20% of any fund's net income.

State Tax Considerations

While dividends from the Arizona, Maryland, Missouri and Virginia Funds will normally be exempt from income tax for investors in their respective states, capital gain distributions are subject to applicable state taxation in Arizona, Missouri and Virginia. For Maryland Fund shareholders, capital gains derived from Maryland obligations are exempt from Maryland state tax.

Normally, the percentage of the National Fund or the Money Market invested in the shareholder's home state becomes the percentage of total dividend income exempt from state taxes. However, in most states, the rest of the dividends from the National Fund and Money Market will be subject to any state income tax.

Financial Highlights

The following financial highlights table is intended to help you understand each fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund (assuming reinvestment of all dividends and distributions). This information for periods after September 30, 1996 has been audited by Deloitte & Touche LLP, whose report, along with the Trust's financial statements, are included in the annual report, which is available upon request. Other independent auditors audited information for periods before October 1, 1996.

Arizona Fund
              Year ended September 30,
              1999   1998   1997   1996   1995
Net asset
value
beginning
of period    $10.74  10.45  10.15  10.11   9.71

Net
investment
income        $0.44   0.45   0.47   0.44   0.44

Net
realized &
unrealized
gains
(losses) on
securities    $(0.71)  0.29   0.30   0.04   0.40

Total from
investment
operations    $(0.27)  0.74   0.77   0.48   0.84

Distributions
from net
investment
income       $(0.44)  (0.45) (0.47) (0.44) (0.44)

Distributions
from capital
gains        $  --       --     --     --     --
Total
Distributions$(0.44)  (0.45) (0.47) (0.44) (0.44)

Net asset
value end
of period    $10.03   10.74  10.45  10.15  10.11

Total
Return        (2.57)%  7.21%  7.67%  4.85%  8.95%

Net assets
at end of
period
(thousands)  $7,175   8,625   8,746  9,066  10,009

Ratio of
expenses to
average net
assets-1       1.12%   1.11%  1.11%  1.35%   1.31%

Net
investment
income to
average
net assets     4.23%   4.22%  4.54%  4.35%   4.48%

Portfolio
turnover         37%     26%    32%     9%     24%

Maryland Fund
              Year ended September 30,
              1999     1998   1997   1996   1995

Net asset
value
beginning
of period    $10.24    10.00  9.71   9.74   9.32

Net
investment
income       $ 0.40     0.41  0.42   0.41   0.42

Net
realized &
unrealized
gains
(losses) on
securities   $(0.66)    0.24  0.29  (0.03)  0.42

Total from
investment
operations   $(0.26)    0.65  0.71   0.38   0.84

Distributions
from net
investment
income       $(0.26)   (0.41)(0.42) (0.41) (0.42)

Distributions
from capital
gains        $ --         --     --     --     --

Total
Distributions$(0.40)   (0.41)(0.42) (0.41) (0.42)

Net asset
value end
of period    $ 9.58    10.24  10.00  9.71   9.74

Total
Return        (2.60)%   6.68%  7.42% 3.96%  9.17%

Net assets
at end of
period
(thousands)   $2,045   2,113  2,098  2,042  2,880

Ratio of
expenses to
average net
assets-1       1.13%   1.13%  1.12%   1.28%  0.87%

Net
investment
income to
average
net assets     4.02%   4.09%  4.29%   4.12%  4.42%

Portfolio
turnover         14%     30%   15%      21%     9%

Missouri Fund
              Years ended September 30,
              1999   1998   1997  1996   1995
Net asset
value
beginning
of period    $10.87  10.53 10.22  10.13   9.73

Net
investment
income        $0.44   0.44  0.46   0.44   0.44

Net
realized &
unrealized
gains
(losses) on
securities   $(0.75)  0.34  0.31   0.09   0.40

Total from
investment
operations   $(0.31)  0.78  0.77   0.53   0.84

Distributions
from net
investment
income       $(0.44) (0.44)(0.46) (0.44) (0.44)

Distributions
from capital
gains        $  --     --    --     --      --

Total
Distributions$(0.44) (0.44)(0.46) (0.44) (0.44)

Net asset
value end
of period    $10.12  10.87 10.53  10.22  10.13

Total
Return        (2.95)% 7.61% 7.72%  5.24%  8.87%

Net assets
at end of
period
(thousands)   $7,686 12,002 11,553 11,381 11,394

Ratio of
expenses to
average net
assets-1       1.10%  1.09%  1.02%  1.34%  1.31%

Net
investment
income to
average
net assets     4.15%  4.18%  4.45%  4.27%  4.43%

Portfolio
turnover        17%     24%   41%     21%    16%

Virginia Fund
              Years ended September 30,
              1999     1998   1997   1996   1995
Net asset
value
beginning
of period    $11.93    11.56  11.21  11.12  10.63

Net
investment
income       $ 0.49     0.50   0.52   0.51   0.50

Net
realized &
unrealized
gains
(losses) on
securities   $(0.80)    0.37   0.35   0.09   0.49

Total from
investment
operations   $(0.31)    0.87   0.87   0.60   0.99

Distributions
from net
investment
income       $(0.49)   (0.50) (0.52) (0.51) (0.50)

Distributions
from capital
gains        $  --     --     --     --       --

Total
Distributions$(0.49)   (0.50) (0.52) (0.51) (0.50)

Net asset
value end
of period    $11.13    11.93  11.56  11.21  11.12

Total
Return        (2.69)%   7.66%  7.95%  5.50%  9.54%

Net assets
at end of
period
(thousands)  $30,229   32,612 32,614 33,340 33,822

Ratio of
expenses to
average net
assets-1       1.02%    1.02% 1.05%  1.20%  1.14%

Net
investment
income to
average
net assets     4.22%   4.28%  4.55%  4.53%  4.68%

Portfolio
turnover         27%     32%    28%    28%    55%


National Fund
              Years ended September 30,
               1999    1998   1997   1996   1995

Net asset
value
beginning
of period    $11.00   10.62 10.29   10.21   9.85

Net
investment
income       $ 0.42    0.42  0.44    0.45   0.45

Net
realized &
unrealized
gains
(losses) on
securities   $(0.70)   0.38  0.33    0.08   0.36

Total from
investment
operations   $(0.28)   0.80  0.77    0.53   0.81

Distributions
from net
investment
income       $(0.42)  (0.42)(0.44)  (0.45) (0.45)
Distributions
from capital
gains        $  --    --      --     --      --

Total
Distributions$(0.42)  (0.42)(0.44)  (0.45) (0.45)

Net asset
value end
of period    $10.30   11.00 10.62   10.29  10.21

Total
Return        (2.67)%  7.66% 7.70%   5.17%  8.40%

Net assets
at end of
period
(thousands)  $22,838  25,607 26,698 29,286  32,734

Ratio of
expenses to
average net
assets-1       1.07%   1.07% 1.05%   1.20%  1.18%

Net
investment
income to
average
net assets     3.87%   3.91% 4.20%   4.32%  4.49%

Portfolio
turnover         35%     20%   44%     39%    56%

Tax-Free Money Market
              Years ended September 30,
               1999    1998   1997   1996   1995

Net asset
value
beginning
of period    $ 1.00   1.00   1.00   1.00   1.00

Net
investment
income       $ 0.02   0.03   0.03   0.03   0.03

Net
realized &
unrealized
gains
(losses) on
securities    $ --     --     --     --     --

Total from
investment
operations    $0.02   0.03  0.03   0.03   0.03


Distributions
from net
investment
income       $(0.02)(0.03) (0.03) (0.03) (0.03)
Distributions
from capital
gains        $ --     --     --     --     --


Total
distributions$(0.02)(0.03) (0.03) (0.03) (0.03)
Net asset
value end
of period    $ 1.00   1.00   1.00   1.00   1.00

Total
Return         2.49%  2.75%  2.71%  2.63%  2.87%

Net assets
at end of
period
(thousands)   $6,818  7,270 6,852  7,499   8,454

Ratio of
expenses to
average net
assets-1       0.77%-2 0.85% 0.83%-2 0.88%-2 0.81%

Net
investment
income to
average
net assets     2.46%-3 2.70% 2.68%-3 2.59%-3 2.83%

1 For the years ended September 30, 1997 and 1996, the ratio reflects fee paid indirectly.
2 For the years ended September 30, 1999, 1997 and 1996, the ratio of expenses to average net assets before expenses incurred and paid by the investment advisor would have been 0.86%, 0.95% and 1.15%, respectively, for such years.
3 For the years ended September 30, 1999, 1997 and 1996, ratio of net investment income to average net assets before expenses incurred and paid by the investment advisor would have been 2.37%, 2.56% and 2.32%, respectively, for such years.

Mosaic Tax-Free Trust has a Statement of Additional Information (SAI) that includes additional information about each Mosaic Tax-Free Fund. Additional information about each fund's investments is available in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Trust's funds during their last fiscal year. The SAI and the Trust's annual and semi-annual reports are available without charge by calling the Trust at the shareholder service phone number.

Information on how to purchase and sell shares in any Mosaic Fund is provided in a separate brochure entitled, "Guide to Doing Business." Mosaic's "Guide to Doing Business" is incorporated by reference into this prospectus.

Please call our shareholder service department if you have any questions about any Mosaic Tax-Free Fund or if you would like a copy of any written fund information. Additional information is also available at the Mosaic Funds Internet Investment Center at http://www.mosaicfunds.com.

Finally, you can review and copy information about Mosaic Tax-Free Trust (in-cluding the SAI) at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, DC 20549-6009.

Telephone Numbers

Shareholder Service
  Toll-free nationwide: 888 670-3600

Mosaic Tiles (24 hour automated information)
  Toll-free nationwide: 800 336-3063

Transfer Agent

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53202-0701

SEC File Number 811-3486

Mosaic's Guide to Doing Business

The information disclosed in this Guide is part of and incorporated in the prospectuses of Mosaic Government Money Market, Mosaic Tax-Free Trust, Mosaic Equity Trust, Mosaic Income Trust and Mosaic Focus Fund.

September 27, 1999

An Introduction to Mosaic Services

This brochure is your guide to taking advantage of the many transaction choices available to Mosaic shareholders.

Mosaic's flagship fund, Mosaic Investors, was launched in 1978. Since that time, Mosaic Funds has grown to provide a wide range of investment options, including stock, bond, tax-free and money market funds.

If any of the information in this Guide prompts questions, please call us. Our toll-free nationwide number is 888-670-3600. Shareholder service representatives are available Monday through Friday, from 9:00 a.m. to 8:00 p.m., Eastern time.

Mosaic Tiles, our 24-hour automated information line, can be reached at 800-336-3063. Visit our Internet Investment Center for additional information, including daily share prices: http://www.mosaicfunds.com.



Table of Contents

Shareholder Account Transactions
    Confirmations and Statements
    Changes to an Account
How to Open An Account
    Minimum Initial Investment
    By Check
    By Wire
    By Exchange
How to Purchase Additional Shares
    By Check
    By Wire
    By Automatic Investment Plan
How to Redeem Shares
    By Telephone or By Mail
    By Wire
    By Exchange
    By Customer Check
    By Systematic Withdrawal Plan
Special Redemption Rules for IRAs
Distribution Options
Payments in Kind
How to Close an Account
Other Fees
    Returned Investment Check Fee
    Minimum Balance
    Broker Fees
    Other Fees
Retirement Plans
    Traditional IRAs
    Roth IRAs
    Conversion Roth IRAs
    Education IRAs
    Employer Plans

SHAREHOLDER ACCOUNT TRANSACTIONS

Confirmations and Statements

Daily Transaction Confirmation. All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation. Transaction confirmations are usually mailed on the same day a transaction is posted to your account. Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statement. Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity through the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year.

We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Changes to an Account

To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide. Though some changes may be made by phone, generally, in order to make any changes to an account, Mosaic may require a written request signed by all of the shareholders with their signatures guaranteed.

Telephone Transactions. Mosaic Funds has a number of telephone transaction options. You can exchange your investment among the funds in the family, request a redemption and obtain account balance information by telephone. Mosaic will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders. Certain transactions, including some account registration changes, must be authorized in writing.

Certificates. Certificates will not be issued to represent shares in any Mosaic fund.



HOW TO OPEN A NEW ACCOUNT

Minimum Initial Investment

* $1,000 for a regular account
* $500 for an IRA account*
* $100 for an Education IRA Plus account*

*Not available to Mosaic Tax-Free Trust accounts.

By Check

Open your new account by completing an application and sending it along with a check payable to Mosaic Funds as follows:

Regular Mail:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

 By Wire

Please call Mosaic before you wire money (no later than close of New York Stock Exchange) to ensure proper and timely credit to your account.

When you open a new account by wire, you must promptly send us a signed application. We cannot send any redemption proceeds from your account until we have your signed application in proper form.

Please wire money to:

Firstar Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: Firstar Mutual Fund Services Acct # 112-952-137
FFC: Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

 By Exchange

You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account. A new account application is required only when the account registration or tax identification number will be different from the application for the existing account. Exchanges may only be made into funds that are sold in the shareholder's state of residence.



  HOW TO PURCHASE ADDITIONAL SHARES

Purchase Price.

Share prices (net asset values or "NAV") are determined every day that the NY Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by Mosaic.

Purchases and Uncollected Funds.

Sometimes a shareholder investment check or electronic transfer is returned to Mosaic Funds unpaid. In other words, we sometimes get checks that bounce. Mosaic has a procedure to protect you and other shareholders from loss resulting from these items. We may delay paying the proceeds of any redemption for 12 days or more until we can be determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected" until Mosaic determines that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder's account, even while not collected.

 Minimum Subsequent Investment

Subsequent investments may be made for $50 or more.

 By Check

Please make your check payable to Mosaic Funds. Mail it along with an investment slip or, if you don't have one, please write your fund and account number (and the name of the fund) on your check.

Regular Mail:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

 By Wire

You should call Mosaic before you wire money to ensure proper and timely credit.

Please wire money to:

Firstar Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: Firstar Mutual Fund Services Acct # 112-952-137
FFC: Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

 By Automatic Investment Plan

You can elect to have a monthly (or less frequent) automatic investment plan. Mosaic will automatically credit your Mosaic account and debit the bank account you designate with the amount of your automatic investment. The automatic investment is processed as an electronic funds transfer (EFT).

To establish an automatic investment plan, complete the appropriate section of the application or call us for information. The minimum monthly amount for an EFT is $100. You may change the amount or discontinue the automatic investment plan any time. Mosaic does not charge for this service.

  HOW TO REDEEM SHARES

Redemption Price.

Share prices (net asset values or "NAVs") are determined every day that the New York Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by Mosaic.

Signature Guarantees.

To protect your investments, Mosaic requires signature guarantees for certain redemptions.

What is a signature guarantee? It is a certification by a financial institution that knows you and recognizes your signature that your signature on a document is genuine.

A signature guarantee helps Mosaic ensure the identity of the authorized shareholder(s). If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account.

A signature guarantee is required for any redemption when:

(1) the proceeds are to be greater than $50,000, (2) the proceeds are to be delivered to someone other than you, as shareholder of record, (3) the proceeds are to be delivered to an address other than your address of record, or (4) you made any change to your registration or account privileges within the last 15 days.

Redemptions and Uncollected Funds.

We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected," until Mosaic determines that the bank on which they were drawn has actually paid them. Purchases made with federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 12-day hold.

 By Telephone or By Mail

Upon request by telephone or in writing, we will send a redemption check up to $50,000 to you, the shareholder, at your address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed. See section "Signature Guarantees" above. Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee. To stop payment on a check issued by Mosaic, call our Shareholder Service department immediately.

Normally, Mosaic Funds charges a fee of $20.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by Mosaic on behalf of a shareholder. Certain documents may be required before such a request can be processed.

 By Wire

With one business day's notice, we can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization. If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. See pages 8-9 for signature guarantee requirements.

Mosaic accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions by wire can be arranged by calling the telephone numbers on the back page of your prospectus and this Guide to Doing Business. Requests for wire transfer must be made by 4:00 p.m. Eastern time the day before the wire will be sent.

Wire Fee. There will be a $12 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

 By Exchange

You can redeem shares from one Mosaic account and concurrently invest the proceeds in another Mosaic account by telephone when your account registration and tax identification number are the same. There is no charge for this service.

 By Customer Check

If you requested check writing privileges and submitted a signature card, you can write checks in any amount payable to anyone. Check writing privileges are not available from Mosaic Equity Trust or Mosaic Focus Fund accounts.

A confirmation statement showing the amount and number of each check you write will be sent to you. Mosaic does not return canceled checks, but will provide copies of specifically requested checks.

Stop Payment Fee. To stop payment on a customer check that you wrote, call us immediately.

Mosaic will honor stop payment requests on unpaid checks that you wrote for a fee of $20.00.

Ordering Customer Checks. When you complete a signature card for check writing privileges an initial supply of preprinted checks will be sent free of charge. The cost of check reorders is $3.00 and will be charged to the shareholder's account.

 By Systematic Withdrawal Plan

You can elect to have a systematic withdrawal plan whereby Mosaic will automatically redeem shares in your Mosaic account and send the proceeds to a designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information. The minimum amount for a systematic withdrawal is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime.

Electronic Funds Transfer Systematic Withdrawal. A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

Check Systematic Withdrawal. Or it can be processed as a check that is mailed to anyone you designate.

Special Redemption Rules for IRAs. Because IRA owners must make a written withholding election for income tax purposes when they redeem shares from their IRA, you must request IRA redemptions in writing. Before you think you may need to redeem funds from your IRA at Mosaic, call us for a form that contains the required tax election provisions.



  DISTRIBUTION OPTIONS

Each Mosaic Fund may make periodic payments of dividends from income or capital gains. Your account application allows you to select the distribution option you would like for each type of distribution. If you do not make a selection on your application, all your distributions will be automatically reinvested in your account.

If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Mosaic account, (2) paid to you by check or (3) deposited directly to your bank account.


  PAYMENTS IN KIND

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Trust. However, each Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of any Trust or $250,000.

Any property of any Trust distributed to shareholders will be valued at fair value. In disposing of any such property received from a Trust, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.



  HOW TO CLOSE AN ACCOUNT

To close an account, you should call us and request that your account be closed. You cannot close your account by writing a check.

When you close your account, shares will be redeemed at the next determined net asset value. You can close your account by telephone, wire transfer or by mail as explained above in the section "How To Redeem Shares."



  OTHER FEES

Returned Investment Check Fee

Your account will be charged (by redemption of shares) $25.00 for items deposited for investment that are returned unpaid for any reason.

Minimum Balance

Mosaic reserves the right to involuntarily redeem accounts with balances of less than $700. Prior to closing any such account, Mosaic will give you 30 days written notice, during which time you may increase the balance to avoid having the account closed.

Broker Fees.

If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee. This charge is kept by the broker and not transmitted to Mosaic Funds. However, you can engage in any transaction directly with Mosaic Funds to avoid such charges.

Other Fees

Mosaic reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.



  RETIREMENT PLANS

All Mosaic Funds except Mosaic Tax-Free Trust can be used for retirement plan investments, including IRAs.

Annual IRA Fee. Effective in 2000, there will be a $12.50 fee per IRA account with a $25.00 maximum per year. You can prepay this fee.

 Traditional IRAs

Traditional Individual Retirement Accounts ("Traditional IRAs") may be opened with a reduced minimum investment of $500. Even though they may be nondeductible or partially deductible, traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to traditional IRAs. A separate application is required for IRA accounts.

 Roth IRAs

Roth IRA may be opened with a reduced minimum investment of $500. Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs. A separate application is required for IRA accounts.

 Conversion Roth IRAs

You may convert all or part of your Traditional IRA into a Roth IRA at Mosaic. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion. You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you accomplish this conversion.

 Education IRAs

Mosaic Funds offers Education IRAs. Eligible investors may establish Education IRAs with a reduced minimum investment of $100 as long as the shareholder establishes and maintains an "Education IRA Plus" automatic investment plan of at least $100 monthly.

The "Education IRA Plus" is designed to invest $41.66 each month into an Education IRA, with the remaining $58.34 (or more) invested in another account established by the parent or guardian of the Education IRA beneficiary. As a result, each Education IRA Plus that is open for a full year will reach, but not exceed, the annual $500 Education IRA limit. If you establish an Education IRA Plus program in the middle of the year, you can make an additional investment during the year to the Education IRA to make up for any months you missed before your automatic monthly investments started.

Mosaic Funds will provide you with an Education IRA disclosure document with an Education IRA application. The disclosure document explains various tax rules that apply to Education IRAs. A separate application is required for Education IRA accounts.

Education IRA Fee. Mosaic does not charge an annual fee on Education IRA Plus accounts that have an active automatic investment plan of at least $100 monthly or on Education IRA accounts of $5,000 or greater. Effective in 2000, all other Education IRA accounts may be charged a fee of $5.00 for each Education account, with a $25.00 maximum per year. You can prepay this fee.

 Employer Plans

Mosaic also offers SEP IRAs, SIMPLEs, 401(k) and 403(b) retirement plans. Further information on the retirement plans available through Mosaic, including minimum investments, may be obtained by calling Mosaic's shareholder service department.



 Telephone Numbers

Shareholder Service Toll-free nationwide: 1 888 670-3600

Mosaic Tiles (24 hour automated information) Toll-free nationwide: 1 800
336-3063

 The Mosaic Family of Mutual Funds

Mosaic Equity Trust
* Mosaic Investors Fund
* Mosaic Balanced Fund
* Mosaic Mid-Cap Growth Fund
* Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust
* Mosaic Government Fund
* Mosaic Intermediate Income Fund

Mosaic Tax-Free Trust
* Mosaic Tax-Free Arizona Fund
* Mosaic Tax-Free Maryland Fund
* Mosaic Tax-Free Missouri Fund
* Mosaic Tax-Free Virginia Fund
* Mosaic Tax-Free National Fund
* Mosaic Tax-Free Money Market

Mosaic Government Money Market

This guide does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made.

Transfer Agent

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

MOSGTDB999/20K

                 Statement of Additional Information
                       Dated February 1, 2000
        For use with the prospectus of the Mosaic Tax-Free Trust
                       dated February 1, 2000

                        Mosaic Tax-Free Trust

                        Tax-Free Arizona Fund
                        Tax-Free Maryland Fund
                        Tax-Free Missouri Fund
                        Tax-Free Virginia Fund
                        Tax-Free National Fund
                        Tax-Free Money Market

                        1655 Fort Myer Drive
                      Arlington, VA 22209-3108
                  (800) 368-3195 or (703) 528-6500

This Statement of Additional Information is not a Prospectus. You should read this Statement of Additional Information with the Prospectus of Mosaic Tax-Free Trust bearing the date indicated above (the "Prospectus"). You can obtain a copy of the Prospectus from Mosaic Funds at the address and telephone numbers shown above.

Audited Financial Statements for the Trust for the fiscal year ended September 30, 1999 appear in the Trust's Annual Report to shareholders for that period. The Report is incorporated herein by reference. You can get a copy of the Report at no charge by writing or calling Mosaic Funds at the address and telephone numbers shown above.

Table of Contents

TRUST HISTORY...............................................  2
DESCRIPTION OF THE TRUST ("Investment Objectives"
   and "Implementation of Investment Policies").............  2
Classification..............................................  2
Investment Strategies and Risks.............................  2
Fund Policies...............................................  8
Fundamental Policies........................................ 10
Temporary Defensive Position................................ 12
MANAGEMENT OF THE FUNDS ("Management")
	Board of Trustees..................................... 12
	Management Information................................ 12
	Compensation.......................................... 13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......... 14
INVESTMENT ADVISORY AND OTHER SERVICES ("Fees and
   Expenses of the Funds" and "Management")................. 14
BROKERAGE ALLOCATION AND OTHER PRACTICES.................... 17
CAPITAL STOCK AND OTHER SECURITIES.......................... 18
PURCHASE, REDEMPTION AND PRICING OF SHARES ("Guide
   to Doing Business," "Pricing of Fund Shares"
   and "Dividends and Distributions")........................ 19
TAXATION OF THE TRUST ("Taxes").............................. 22
CALCULATION OF PERFORMANCE DATA ("Risk/Return Summary")...... 24
FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION
   ("Financial Highlights") ................................. 26
APPENDIX - QUALITY RATINGS ("Implementation of Investment
    Policies")............................................... 27

Note: The items appearing in parentheses above are cross references to sections in the Prospectus that correspond to the sections of this Statement of Additional Information.

TRUST HISTORY

Mosaic Tax-Free Trust ("the Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated June 8, 1982. Its first two funds were the Money Market and National Fund. In the late 1980's, the Arizona, Missouri and Virginia Funds were established and the Maryland Fund began in 1993.

Throughout this Statement of Additional Information, we sometimes refer to the Trust or to the Funds when describing matters that affect all the Tax-Free Funds.

The Trust was originally known as GIT Tax-Free Trust. The Trust changed its name in May 1997. The name change followed the 1996 change in the Trust's advisor from Bankers Finance Investment Management Corp. to Madison Mosaic, LLC.

DESCRIPTION OF THE FUND

Classification

The Trust is a diversified open-end management investment company, commonly known as a mutual fund.

The Trust issues six series of shares: Arizona Tax-Free Fund shares, Maryland Tax-Free Fund shares, Missouri Tax-Free Fund shares, Virginia Tax-Free Fund shares, Tax-Free National Fund shares (known as Tax-Free High Yield Portfolio shares prior to February 1, 1994) and Tax-Free Money Market shares.

Investment Strategies and Risks

Shares in each of the four state tax-free Funds represent interests in a portfolio principally composed of long-term tax-free bonds from issuers in the respective state (the "Arizona Fund," the "Maryland Fund," the "Missouri Fund" and the "Virginia Fund," or collectively the "State Funds").

Tax-Free National Fund shares represent interests in a portfolio principally composed of long-term, tax-free bonds (the "National Fund"). Tax-Free Money Market shares represent interests in a portfolio principally composed of short-term, tax-free "money market" securities (the "Money Market").

The investment objectives of the Funds are described in the Prospectus. You should also read the Prospectus for information about the Funds' principal investment strategies and risks.

Each of the Trust's Funds are subject to the same general investment policies. However, the maturities, quality ratings and issuing jurisdictions of the municipal securities purchased will normally differ among the six funds as described in the Prospectus.

In addition to the principal investment strategies described in the Prospectus, the following describes additional investment strategies. Also discussed are the risks associated with such strategies that you should understand.

1.  Municipal Securities.

Our principal investment strategy is to invest in municipal securities for the Trust. However, there are many different kinds of municipal securities and we must make various decisions in our efforts to follow this principal investment strategy.

The market for municipal securities is diverse and constantly changing. The following is therefore not necessarily a complete description of all types of municipal securities we may purchase for the Trust.

Who Issues Municipal Securities in General? The term "municipal securities" includes a variety of debt obligations. They are issued for public purposes by or on behalf of states, territories and possessions of the United States, their political subdivisions, the District of Columbia, Guam, Puerto Rico and other territories. They are also issued by the duly constituted authorities, agencies, public corporations and other instrumentalities of these jurisdictions.

What are Municipal Securities Used For? Municipal securities may be used for many public purposes, including constructing public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal securities may also be used to refund outstanding obligations, to obtain funds to lend to other public institutions and certain private borrowers or for general operating expenses.

How are Municipal Securities Classified by Purpose?

Municipal securities are usually classified as either "general obligation," "revenue" or "industrial development."

a. General Obligation. General Obligation securities are the obligations of an issuer with taxing power and are payable from the issuer's general unrestricted revenues. These securities are backed by the full faith, credit and taxing power of the issuer for the payment of principal and interest. They are not limited to repayment from any particular fund or revenue source. For example, a bond issued directly by the State of Maryland is a General Obligation Bond.

b. Revenue. Revenue securities are repayable only from revenues derived from a particular facility, local agency, special tax, facility user or other specific revenue source. Certain revenue issues may also be backed by a reserve fund or specific collateral.

Ordinary revenue bonds are used to finance income producing projects such as public housing, toll roads and bridges. The investor bears the risk that the project will produce insufficient revenue and have insufficient reserves to cover debt service on the bonds.

c. Industrial Development. Industrial development securities are revenue obligations backed only by the agreement of a specific private sector entity to make regular payments to the public authority in whose name they were issued. Collateral may be pledged. States or local authorities generally issue industrial development securities on behalf of private organizations for the purpose of attracting or assisting local industry. These securities usually have no credit backing from any public body.

Industrial development securities include pollution and environmental control revenue bonds.

Industrial revenue bonds are used to finance privately-operated facilities for business, manufacturing, housing, sports and other purposes and are limited to $10 million per issuer, except when used for certain exempted purposes. Pollution and environmental control revenue bonds are used to finance air and water pollution control facilities required by private users. Repayment of revenue bonds issued to finance privately used or operated facilities is usually dependent entirely on the ability of the private beneficiary to meet its obligations and on the value of any collateral pledged.

How are Municipal Securities Further Classified?

Municipal securities may be classified according to maturity as "notes" if up to about two years in term, or as "bonds" if longer in term.

a. Callable Bonds. Callable municipal bonds are municipal bonds that contain a provision in the bond indenture permitting the issuer to redeem bonds prior to maturity. (A bond indenture is the legal document that contains the important terms of the security.) Callable bonds are generally subject to call during periods of declining interest rates. If the proceeds of a called bond under such circumstances are reinvested, the result may be a lower overall yield due to lower interest rates. If, when purchased, we paid a premium for the bond, some or all of that premium may not be recovered, depending on the call price.

b. Notes. Notes are generally used to meet short-term financing needs and include the following specific types:

o Tax Anticipation Notes. Normally, these are general obligation issues. They are issued to meet cash needs prior to collecting taxes and generally are payable from specific future tax revenues.

o Bond Anticipation Notes. Like Tax Anticipation Notes, these also are normally general obligation issues. They are issued to provide interim financing in anticipation of sales of long-term bonds and generally are payable from the proceeds of a specific proposed bond issue.

o Revenue Anticipation Notes. These may be general obligation issues and are issued to provide cash prior to receipt of expected non-tax revenues from a specific source, such as scheduled payments due from the federal government.

o Project Notes. Local authorities issue these notes to finance various local redevelopment and housing projects conducted under sponsorship of the federal government. Project notes are guaranteed and backed by the full faith and credit of the United States.

o Construction Loan Notes. These notes provide interim financing for construction projects. They are frequently issued in connection with federally insured or guaranteed mortgage financing and may also be insured or guaranteed by the federal government.

o Tax-Exempt Commercial Paper. These notes (sometimes called "municipal paper") are similar to conventional commercial paper, but tax-free. Municipal paper may be either a general obligation or a revenue issue, although the latter is more common. These issues may provide greater flexibility in scheduling maturities than other municipal notes.

c. Municipal Lease Obligations. Municipalities issue municipal lease obligations to finance their obligation to pay rent on buildings or equipment they use. We intend to limit our investments in such obligations to those that represent liquid securities for purposes of a Fund's 10% limitation on investments in illiquid securities. We will make daily determinations of the liquidity and appropriate valuation of each such obligation. We will base our decision on all relevant facts including: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential buyers; (4) the willingness of dealers to make a market in the security; and (5) the nature of the marketplace. With regard to the nature of the marketplace, we will consider the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

A municipal lease obligation will not be considered liquid unless there is reasonable assurance that its marketability will be maintained throughout the time we hold the instrument. We must conclude that the obligation is liquid considering: (1) whether the lease can be cancelled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit; (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality; and (5) our legal recourse in the event of failure to appropriate.

How Can You Tell the Identity of the Issuer?

From time to time we must make determinations as to the identity of the issuer of a particular municipal security. We will make this determination considering our understanding of the assets and revenue principally backing the issue and the most significant source of repayment of principal and interest for the issue. If the specific securities are backed by assets and revenues that are independent or separate from the assets and revenues of the jurisdiction or agency in whose name they were issued, then we will normally consider those securities to have a separate issuer.

What are the Risks of Investing in Various Municipal Securities?

Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. We will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the Trust.

While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the Trust to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

Summaries of the economies of the States that make up the State Funds.

a. Arizona Fund. Arizona's economy is based primarily on tourism, government, retail trade, construction and manufacturing. The State economy has experienced strong growth that is expected to begin to slow. The state has low per capita income and a high poverty rate. The retail and construction sectors have begun to experience labor shortages, with recent unemployment rates at their lowest levels since 1984. The state has traditionally been a boom-bust economy. It is not possible to predict whether these difficulties might affect the State's finances in the future. The State of Arizona does not issue general obligation bonds.

b. Maryland Fund. In recent years, the federal and local government and the information technology and life-sciences industries (including health services) have become increasingly important to maintaining the employment base in Maryland. Government spending reductions, including defense-related spending cuts, increasing competition at the same time as the aging of the information technology industry and pressures on health services providers to reduce costs could adversely affect the Maryland economy to a greater degree than that of other areas. The state's old line manufacturing industries are in decline. Despite recent tax cuts, Maryland continues to have relatively high state and local tax rates. Maryland's general obligation bonds have AAA and Aaa ratings from Standard & Poor's and Moody's, respectively, as of the date of this document.

c. Missouri Fund. Missouri has a well-diversified economy based on manufacturing, commerce, trade, agriculture and mining. Its general obligation bonds are rated AAA by Standard & Poor's and Aaa by Moody's as of the date of this document. While service and trade gains have offset recent losses in manufacturing-sector employment, the State's somewhat larger-than-average dependence on manufacturing leaves its industry vulnerable to possible cutbacks in defense spending.

d. Virginia Fund. The Virginia economy is based primarily on manufacturing, government, agriculture, transportation, mining and tourism. Because of its proximity to Washington, DC, Virginia's economy has been more sensitive than other states to federal spending reductions. The Virginia State constitution mandates a balanced budget and contains certain restrictions on the creation of debt. As of the date of this document, bonds representing general obligations of the Commonwealth of Virginia carry ratings of AAA by Standard & Poor's and Aaa by Moody's.

2.  Cash Position.

We may maintain a portion of the Trust's assets in uninvested cash in order to meet day to day transaction requirements. The greater this cash position in any particular Fund, the lower the dividends that Fund will yield.

3.  Securities with Variable Interest Rates.

We may purchase some securities that carry variable interest rates. Municipal securities with variable interest rates are adjusted periodically to pay a fixed percentage of some base rate, such as the current rate on Treasury bills or the "prime" rate of a specified bank. Rate adjustments may be specified to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes. Some of these variable rate municipal securities may be payable upon demand by the holder, generally within seven days. Others may have a fixed stated maturity with no demand feature.

Variable rate securities may offer higher yields than are available from shorter term securities but less risk of market value fluctuations than longer term securities with fixed interest rates. When interest rates are generally falling, yields of variable rate securities will tend to fall. When rates are generally rising, variable rate yields will tend to rise.

Variable rate securities may not be rated and may not have a readily available secondary market. The Trust's ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par. On an ongoing basis, we will monitor the revenues and liquidity of issuers of variable rate securities and the ability of issuers to pay principal and interest pursuant to any demand feature.

4.  When-Issued Securities.

We may purchase and sell securities for the Funds on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions happen when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a date later than normal settlement.

For example, when we purchase newly issued municipal securities on a when-issued basis, payment and delivery may not take place for 15 to 45 days after we commit to the purchase.

Fluctuations in the value of securities we agreed to buy or sell on a when-issued basis may increase changes in a Fund's value. This is because the fluctuations in value must be added to changes in the values of securities actually held in the Fund during the same period.

When engaging in when-issued or delayed delivery transactions, we must rely on the seller or buyer to complete the transaction at the scheduled time. If the other party fails to do so, we might lose an opportunity for a more advantageous purchase or sale. If the transaction is completed, intervening changes in market conditions or the issuer's financial condition could make it less advantageous than investment alternatives available at the time of settlement.

While we will only commit to security purchases we intend to complete on behalf of the Trust, we may sell any securities purchase contracts before settlement of the transaction. If this occurs, the Trust could realize a gain or loss despite the fact that the original transaction was never completed.

When fixed yield contracts are made to purchase when-issued securities, we will take certain actions to protect the Trust. We will maintain in a segregated account a combination of designated liquid investments and cash sufficient in value to provide adequate funds to complete the scheduled purchase.

5.  Privately Arranged Loans and Participations.

We may make or acquire participations in privately negotiated loans to municipal borrowers. Frequently such loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured. If we engage in this type of investment strategy, we will rely on the opinion of tax or bond counsel to the borrower as to the tax status of these loans. Such transactions may provide an opportunity to achieve higher tax-free yields than would be available from municipal securities offered and sold to the general public.

Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be illiquid. In most cases, we will only be able to sell such loans through a provision requiring repayment following demand by the Trust. Such loans made by the Trust will normally have a demand provision permitting the Trust to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's 10% limitation on investments in illiquid securities (see "Fundamental Policies" below).

Recovery of an investment in any private loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period. The demand period is normally 7 days or less (unless we determine that a particular loan issue, unlike most such loans, has a readily available market). If appropriate, we will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to honor contractual payment obligations.

6.  Securities with Put Rights.

We may acquire securities for the Trust and in the same or a related transaction acquire the right to resell the same securities at a fixed price during a specified period of time. This is known as a "put" right. Such puts may be considered standby commitments.

The combined cost of the securities purchased and the related put rights may exceed the price at which the securities could be purchased alone. In that case, the effective yield on the transaction would be lower than that available from the security itself. However, the advantage of such a combined transaction is that the put rights protect the Trust from the risk of falling prices. As a result, the combined transaction produces an investment that may be terminated prior to the maturity of the securities while providing a fixed minimum yield.

Generally, puts are expected to be non-assignable and to terminate if we sell the related securities. Since we may only acquire puts in connection with portfolio securities and such puts cannot be assigned, the puts we acquire will normally be without value except in conjunction with specific portfolio investments. Accordingly, we intend to value any such puts at zero as separate securities. However, we intend to value any related investment at its fair value as determined in good faith by the Trustees, after consideration of the value of the specific securities and the related put together (or at the value of the related investment alone, if higher).

Of course, the value of a put depends on the ability of the issuer to actually make payment for the securities if we exercise our put rights. In the event the issuer of the put is unable to make the required payment, the Trust will be left with securities that will probably be worth less than the price at which they were to have been resold by means of the put.

We may acquire puts issued by issuers of the related securities or by financial institutions, including securities dealers, but we will only acquire puts issued by institutions we determine are creditworthy.

7.  Loans of Portfolio Securities.

In certain circumstances, we may be able to earn additional income for the Trust by loaning portfolio securities to a broker-dealer or financial institution. We may make such loans only if cash or US Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Trust by the borrower and maintained in a segregated account at full market value each business day.

During the term of any securities loan, the borrower must pay us all dividend and interest income earned on the loaned securities. At the same time, we will also be able to invest any cash portion of the collateral or otherwise charge a fee for making the loan, thereby increasing the Trust's overall potential return.

If we make a loan of securities, the Trust would be exposed to the possibility that the borrower of the securities might be unable to return them when required. This would leave the Trust with the collateral maintained against the loan. If the collateral were of insufficient value, the Trust could suffer a loss.

8.  Financial Futures Contracts.

We may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities for the Trust. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, we will obligate the Trust to make delivery of the security against payment of the agreed price.

We will use financial futures contracts only when we intend to take or make the required delivery of securities. However, if it is economically more advantageous to do so, we may acquire or sell the same securities in the open market instead and concurrently liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position.

A financial futures contract for a purchase of securities is called a "long" position, while a financial futures contract for a sale of securities is called a "short" position. A short futures contract acts as a hedge against a decline in the value of an investment. This is because it locks in a future sale price for the securities specified for delivery against the contract. A long futures contract acts to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged.

Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract. This transaction may result in either a gain or loss. When part of a hedging transaction, this gain or loss is expected to offset corresponding losses or gains on the hedged securities.

We intend to use financial futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, we may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Trust will incur brokerage fees in connection with any futures transactions. Also, the Trust will be required to deposit and maintain cash or US Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts, we take steps to protect the Trust. We will maintain in a segregated account (including brokerage accounts used to maintain the margin required by the contracts) a combination of liquid High Grade investments and cash that is sufficient in aggregate value to provide adequate funds to complete the purchase.

While we may use futures to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Trust may benefit from using financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Trust had not entered into any such contracts.

9.  Repurchase and Reverse Repurchase Agreement Transactions.

Repurchase Agreements. A repurchase agreement involves acquiring securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price.

Repurchase agreements are a highly flexible medium of investment. This is because they may be for very short periods, including maturities of only one day. Under the Investment Company Act of 1940, repurchase agreements are considered loans and the securities involved may be viewed as collateral.

If we invest in repurchase agreements, the Trust could be subject to the risk that the other party may not complete the scheduled repurchase. In that case, we would be left holding securities we did not expect to retain in the Trust. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Trust could suffer a loss of principal or interest.

In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter restrictions on the exercise of its rights under the repurchase agreement.

Reverse Repurchase Agreements. If a Fund requires cash to meet redemption requests and we determine that it would not be advantageous to sell portfolio securities to meet those requests, then we may sell the Fund's securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a "reverse repurchase agreement." It has the practical effect of constituting a loan to the Trust, the proceeds would be used to meet cash requirements for redemption requests.

During the period of any reverse repurchase agreement, the affected Fund would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Fund outright. If we engage in reverse repurchase agreement transactions for any Fund, we will take steps to protect the Fund. We will maintain in a segregated account a combination of designated liquid securities and cash that is sufficient in aggregate value to provide adequate funds to complete the repurchase.

10. Maturities. As used in this Statement of Additional Information and in the Prospectus, the term "effective maturity" may have a variety of meanings.
(1) It may mean the actual stated maturity of the investment. (2) It may also mean the time between its scheduled interest rate adjustment dates (for variable rate securities). (3) Finally, it may mean the time between its purchase settlement and scheduled future resale settlement pursuant to a resale or optional resale under fixed terms arranged in connection with the purchase, whichever period is shorter.

A "stated maturity" means the time scheduled for final repayment of the entire principal amount of the investment under its terms. "Short-term" means a maturity of one year or less, while "long-term" means longer than one year.

However, for purposes of the Trust's "penny rounding" exemptive order applicable to the Money Market (see "Purchase, Redemption and Pricing of Shares" below), in the case of a variable rate security, the "effective maturity" is the longer of the notice period required before the Fund is entitled to repayment under the terms of the security or the period remaining until its next interest rate adjustment.

Fund Policies

1.  Derivatives

We may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements (as described in the Investment Strategies and Risks section above). However, since assuming management of the Trust, we have not purchased financial futures contracts for the Trust or engaged in any repurchase agreement or reverse repurchase agreement transaction for the Trust.

It is our policy never to invest in any other type of so-called "derivative" securities (including, but not limited to, options on futures contracts, swaptions, caps, floors and other synthetic securities). The Trustees must provide advance approval for any deviation from this policy.

2.  Geographic Concentration.

If the credit standing of a particular State or type of issuer generally declined, then a Fund could be more adversely affected than if its investments were more diversified. This risk is greatest in the State Funds since each is expected to invest principally in the securities of one State.

3.  Bond Quality Classifications.

We only purchase "investment grade" securities for the Trust. Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security. (For example, a top rated long-term security will be rated AAA by Standard & Poor's Corporation while a top rated short-term security will be rated A-1 by Standard & Poor's.)

Investment grade securities can be further classified as either "High Grade" or "Medium Grade." As used in this Statement of Additional Information, "High Grade" securities include US Government securities and those municipal securities which are rated AAA, AA, A-1; SP-1 by Standard & Poor's Corporation; Aaa, Aa, P-1, MIG-1, MIG-2, VMIG-1; or VMIG-2 by Moody's Investors Service, Inc. "Medium Grade" municipal securities are those rated A, BBB, A-2, A-3, SP-2 or SP-3 by Standard & Poor's; A, Baa, P-2, P-3, MIG-3; or VMIG-3 by Moody's.

For unrated municipal securities, we may make our own determinations of those investments we classify as "High Grade" or "Medium Grade," as a part of the exercise of our investment discretion. However, we make such determinations by reference to the rating criteria followed by recognized rating agencies (see the Quality Ratings Appendix at the end of this Statement of Additional Information). Our quality classification procedure is subject to review by the Trustees.

Within the established quality parameters, we are free to select investments for each Fund in any quality rating mix we deem appropriate. We will base the mix on our evaluation of the desirability of each investment in light of its relative yield and credit characteristics.

State and National Funds. The lowest rated securities we will purchase for the State Funds are those rated BBB or Baa. These are considered Medium Grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

We expect that the preponderance of the State Funds will be in High Grade securities with a portion of each Fund in Medium Grade securities to improve yields.

We expect that the preponderance of the National Fund will be in Medium Grade securities and that the remainder of the fund will be in High Grade securities.

To the extent investments selected have higher yields than alternative investments, they may be less liquid, have lower quality ratings and entail more risk that their value could fall than comparable investments with lower yields. To the extent we purchase lower-rated investments, the average credit quality of the National Fund will be reduced. (See the Quality Ratings Appendix for the investment characteristics of lower rated securities.)

4.  Securities Loans.

If we loan any Trust securities, it is our policy to have the option to terminate any loan at any time upon 7 days' notice to the borrower. The Trust may pay fees for the placement, administration and custody of securities loans, as appropriate.

5.  Assets as Collateral

We will not pledge, mortgage or hypothecate in excess of 10% of any Fund's net assets at market value.

6.  Repurchase and Reverse Repurchase Agreements.

We require delivery of repurchase agreement collateral to the Trust's Custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, we require that such collateral be registered in the Custodian's name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, we could encounter restrictions on the exercise of the Trust's rights under the repurchase agreement. It is our policy to limit the financial institutions with which we engage in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

Our current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed five percent of a Fund's total assets.

7.  Puts, Calls, Future Contracts.

Our current policy not to write call options, not to acquire put options (except in conjunction with a purchase of portfolio securities), not to lend portfolio securities, and not to use financial futures contracts. If we change such policies, we will notify you of this policy change at least 30 days prior to its implementation and describe the new investment techniques to be employed.

8.  Policy Review.

A majority of the Trustees may determine, based on unanticipated future circumstances, that it is inadvisable to continue the Trust's policy of seeking tax exempt income or to continue any of the more specific policies of any Fund. If this happens, then the Trustees may change any such policies without shareholder approval, subject to the limitations provided elsewhere in this Statement of Additional Information and after giving 30 days' written notice to shareholders affected by the change.

In the event of a permanent change, a larger portion, and possibly all, of the Trust could be invested in Taxable Investments. Regulatory guidelines may require a change in the Trust's name in such an event.

Except for the fundamental investment policies described below, the Trustees may change the other investment policies and techniques we use to manage the Trust. Any change would be as the Trustees deem appropriate, in response to market conditions and other factors. There can be no assurance that the Trust's present objectives will be achieved.

Fundamental Policies

The Trust has a number of limitations on its investment activities designated as "Fundamental Policies." These limitations are described below. By designating these policies as fundamental, we cannot change them without a majority vote of the Trust's shareholders.

1.  Non-Income Producing Securities.

We will not purchase any securities that do not, at the time of purchase, provide income through interest or dividend payments (or equivalent income through a purchase price discount from par). This does not prevent us from purchasing or acquiring put options related to any such securities held.
Also, any such securities may be purchased pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Trust, for future delivery.

2.  Illiquid Investments.

With respect to any Fund, we will not invest in securities for which there is no readily available market if at the time of acquisition more than 10% of the Fund's net assets would be invested in such securities.

3.  Restricted Investments.

We will not invest more than 5% of the value of the total assets of a Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). We will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by a Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.

4.  Taxable Investments.

Under normal circumstances, each Fund will be at least 80% invested in securities whose income is exempt from Federal income tax. The State Funds will be at least 80% invested in securities whose income is exempt from Federal and state income taxes for residents of their respective states. Securities subject to Alternative Minimum Tax are not considered exempt for purposes of this fundamental policy.

5. Seasoned Issuers.

We will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of a Fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.

6. Industry Concentration.

In purchasing securities for the Tax-Free Money Market (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, obligations which provide income exempt from Federal income taxes, and short-term obligations of domestic banks, their branches, and other domestic depository institutions), we will limit such investments so that not more than 25% of the assets of the Fund is invested in any one industry.

In purchasing securities for the Tax-Free National Fund and the State
Funds (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, or obligations which provide income exempt from Federal income taxes), we will limit such investments so that not more than 25% of the assets of each Fund is invested in any one industry.

For purposes of our limitation on investments in any one industry, the general obligations of governmental units are not considered related to any industry. However, revenue obligations backed by particular types of projects (roads, hospitals, etc.) will be considered related to the industry classifications of the associated projects. Likewise, industrial revenue obligations will be classified by the industry of the private user or users.

7.  Financial Futures Contracts.

We will not purchase or sell futures contracts for any Fund if immediately afterward the sum of the amount of margin deposits of the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

8.  Borrowing and Lending.

We will not obtain bank loans for any Fund except for extraordinary or emergency purposes. We will not borrow for the purpose of making investments except as described in the next paragraph.

We may enter into reverse repurchase agreements for any Fund in amounts up to 25% of the Fund's total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. We will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding one-third of total assets for any purpose.

We will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of a Fund's net assets taken at cost, and only for extraordinary or emergency purposes.

We will not loan more than two thirds of a Fund's securities (calculated as a percentage of gross assets). For any portfolio securities loaned, we will require the Fund to be provided collateral satisfactory to the Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

9.  Other Prohibited Activities.

* The Trust may not act as an underwriter.

* We will not make short sales or maintain a short position except in limited circumstances. Specifically, the applicable Fund must own at least an equal amount of securities (or securities convertible or exchangeable into such securities). Furthermore, not more than 25% of a Fund's net assets may be held as collateral for such sales).

* We will not purchase securities on margin (except for customary credit used in transaction clearance) for the Fund.

* We will not invest in oil, gas or other mineral exploration or development programs.

* We will not invest in commodities. This prohibition does not prevent us from using financial futures contracts to make purchases or sales of securities, provided the transactions would otherwise be permitted under the Trust's investment policies.

* We will not invest in real estate for any Fund. This does not prevent us from buying securities for any Fund that are secured by real estate.

* We will not acquire shares of other investment companies for any Fund. This restriction does not apply to any investment in any tax-free money market mutual fund or unit investment trust under limited circumstances. (1) Such investment by any one issuer cannot exceed 5% of net assets. (2) Such investments in the aggregate cannot exceed 10% of net assets. (3) If the Tax-Free Money Market so invests, the Trustees must make a determination that the other money market fund meets all applicable requirements of Rule 2a-7 under the Investment Company Act of 1940 (i.e. the rules governing the quality and diversification standards by which money market mutual funds must operate). Also, this restriction will not apply in connection with an investment company merger, consolidation, acquisition or reorganization.

* We will not knowingly take any investment action which has the effect of eliminating any Fund's tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code.

* We will not purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company.

* We will not purchase or retain the securities of any issuer if, to our knowledge, the holdings of those of the Trust's officers, Trustees and officers of the Advisor who beneficially hold one-half percent or more of such securities, together exceed 5% of such outstanding securities.

* We will only purchase put options or write call options (and purchase offsetting call options in closing purchase transactions) if the put option purchased or call option written is covered by Fund securities, whether directly or by conversion or exchange rights.

Temporary Defensive Position.

We do not intend to invest in any taxable securities under normal circumstances. We may decide, however, that extraordinary conditions require us to purchase taxable investments.

The "Taxable Investments" we may purchase for the Trust are limited to the following US dollar denominated investments: (1) US Government securities; (2) obligations of banks having total assets of $750 million or more; (3) commercial paper and other corporate debt securities of High Grade (see "Quality Ratings"); and (4) repurchase agreements involving any of the foregoing securities or municipal securities.

For the State Funds and the National Fund, maturities of Taxable Investments may exceed one year in extraordinary circumstances when the Trust has determined to invest more than 20% of its assets in taxable securities. For the Money Market, the Trust's Taxable Investments may not have an effective maturity exceeding thirteen months.

"US Government securities" are obligations issued or guaranteed by the United States Government, its agencies and instrumentalities. US Government securities include direct obligations issued by the US Treasury, such as Treasury bills, notes and bonds. Also included are obligations of the various federal agencies and instrumentalities, such as the Government National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks, and deposits fully insured as to principal by federal deposit insurance. Except for Treasury securities, which are full faith and credit obligations, US Government securities may either be backed by the full faith and credit of the United States or only by the credit of the particular federal agency or instrumentality which issues them. Some such agencies have borrowing authority from the US Treasury while others do not.

Bank obligations that are eligible Taxable Investments are certificates of deposit ("CDs"), bankers acceptances ("BAs") and other obligations of banks having assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. Such CDs may be marketable or may be redeemable upon demand of the holder. BAs are time drafts drawn against a business, often an importer, and "accepted" by a bank, that agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

"Commercial paper" describes unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less usually on a discount basis. The Trust may purchase taxable commercial paper rated A-1 or P-1 (see "Quality Ratings"). The Trust may also purchase other non-convertible corporate debt securities (e.g., notes, bonds and debentures) of the appropriate remaining maturities.

MANAGEMENT OF THE FUNDS

Board of Trustees.

Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Fund's affairs. As such, they meet at least quarterly to review our operation and management of the Trust. In addition to the information we provide the Trustees, they also meet with the Trust's independent auditors at least annually to discuss any accounting or internal control issues that the auditors may raise.

The Trustees serve indefinite terms of unlimited duration and they appoint their own successors, provided that always at least two-thirds of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the Trust's outstanding shares.

Management Information.

Trustees and executive officers of the Trust and their principal occupations during the past five years are shown below:

Name, Address and Age      Positions Held with Trust   Principal Occupation During
                                                              Past 5 Years

Frank E.  Burgess+         Trustee and Vice President  President and Director of
6411 Mineral Point Road                                Madison Investment Advisors,
Madison, WI 53705                                      Inc.; Trustee and Vice
Born 08/04/1942                                        President of each Mosaic fund
                                                       and Vice President of Madison
                                                       Mosaic.

Thomas S.  Kleppe*         Trustee                     Trustee of each Mosaic fund;
7100 Derby Road                                        Chairman of the Board of
Bethesda, MD 20817                                     Presidential Savings Bank, FSB;
Born 07/01/1919                                        Retired US Congressman and
                                                       Presidential Cabinet Secretary.

James R.  Imhoff, Jr.*     Trustee                     Trustee of each Mosaic fund;
429 Gammon Place                                       Chairman and CEO of First Weber
Madison, WI 53719                                      Group, Inc. (residential real
Trustee                                                estate brokers) of Madison, WI.
Born 05/20/1944

Lorence D.  Wheeler*       Trustee                     Trustee of each Mosaic fund;
4905 W. 60th Avenue                                     Pension Specialist for CUNA
Arvada, CO 80003                                       Mutual Group (insurance); formerly
Born 01/31/1938                                        President of Credit Union Benefits
                                                       Services, Inc. (a provider of
                                                       retirement plans and related
                                                       services for credit union
                                                       employees nationwide).

Katherine L.  Frank+       President                   President of each Mosaic Fund;
6411 Mineral Point Road                                Vice Pres and Principal of Madison
Madison, WI 53705                                      Investment Advisors, Inc.;
Born 11/27/1960                                        President of Madison Mosaic.

Julia M.  Nelson+,**       Vice President               Vice President and Chief
1655 Fort Myer Drive                                    Operating Officer of each Mosaic
Arlington, VA 22209                                     fund; Principal of Mosaic Funds
Born 05/17/1958                                         Distributor, LLC; Vice
                                                        President of Madison Mosaic.

Jay R.  Sekelsky+,**       Vice President               Vice Pres. of each Mosaic fund;
6411 Mineral Point Road                                 Vice President and Principal of
Madison, WI 53705                                       Madison Investment Advisors, Inc;
Born 9/14/1959                                          Vice President of Madison Mosaic.

Christopher C. Berberet+,**Vice President               Vice Pres. of each Mosaic fund;
6411 Mineral Point Road                                 Vice President and Principal of
Madison, WI 53705                                       Madison Investment Advisors, Inc;
Born 07/31/1959                                         Vice President of Madison Mosaic.

W.  Richard Mason+,**      Secretary                    Secretary and General Counsel of
1655 Ft. Myer Drive                                     each Mosaic fund; Principal of
Arlington, VA 22209                                     Mosaic Funds Distributor, LLC;
Born 05/13/1960                                         Genl. Counsel of Madison Mosaic.

+An "interested person" of the Trust as the term is defined in the Investment Company Act of 1940. Only those persons named in the above table of Trustees and officers who are not interested persons of the Trust are eligible to be compensated by the Trust.

*Member of the Audit Committee of the Trust. The Audit Committee is responsible for reviewing the results of each audit of the Trust by its independent auditors and for recommending the selection of independent auditors for the coming year.

**Member of the Pricing Committee of the Trust. The Pricing Committee is responsible for reviewing the accuracy of the Trust's daily net asset value determinations. It reports to the Trustees at least quarterly and makes any recommendations for pricing of Trust securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Trustees.

Compensation.

The compensation of each non-interested (or "Independent") Trustee currently is fixed at $4,000 per year, to be pro-rated according to the number of regularly scheduled Board meetings each year. Four Board meetings are currently scheduled to take place each year. In addition to such compensation, those Trustees who may be compensated by the Trust will be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Trust, such as travel to any Board meetings.

During the last fiscal year of the Trust, the Trustees were compensated as follows:

                      Aggregate        Total Compensation from
                      Compensation     Trust and Fund Complex*
                      from Trust       Paid to Trustees

Frank E. Burgess             0                    0
Thomas S. Kleppe        $4,000              $15,000
James R. Imhoff, Jr.    $4,000              $15,000
Lorence D. Wheeler      $4,000              $15,000

The Mosaic Funds complex is comprised of 5 trusts with a total of 14 funds and/or series.

Under the Declaration of Trust, the Trustees can be indemnified by the Trust for certain matters. For example, they can be indemnified against all liabilities and expenses reasonably incurred by them by virtue of their service as Trustees. However, they will not be indemnified for liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Ethics.

We and the Trust adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act that govern the ability of our personnel to trade in securities that may be purchased or held by any Mosaic fund or any of our non-mutual fund clients. Our codes generally permit our personnel to trade in or hold the types of securities purchased or held by the Trust. Our codes are designed to prevent manipulative practices by our personnel or situations in which our personnel could personally benefit at the expense of the Trust.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 1999, the shareholders of record that held five percent or more of the Trust were: for the Arizona Fund -- Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA (12%); for the Maryland Fund -- Marie Cheng, 7508 Cayuga, Bethesda, MD (5%) and E. Bocci, Box 764, Olney, MD (5%); for the Missouri Fund -- J&V Rys, 4423 Blue Ridge Blvd, Kansas City, MO (9%), Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA (7%), E&M Idstrom, 1007 Westover Road, Kansas City, MO (6%) and J. Feldman Trust,
13243 Windbrooke Lane, St. Louis, MO (6%); for the Virginia Fund -- Ofelia Borges, 6800 Fleetwood Rd, McLean, VA (5%); for the National Fund -- none; and for the Money Market -- Fagel & Haber, 140 South Dearborn Street, Chicago, IL (23%), K.L. Norris, 4637 Randolph Drive, Annandale, VA (7%), and S & C Schaub, 1924 Gaither St., Temple Hills, MD (6%).



As of November 30, 1999, the Trustees and officers of the Trust directly or indirectly owned as a group less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

1.  Investment Advisors.

We are Madison Mosaic, LLC (known as Bankers Finance Advisors, LLC prior to April 1998), 1655 Fort Myer Drive, Arlington, Virginia 22209-3108, the investment advisor to the Trust.

We are a wholly owned subsidiary of Madison Investment Advisors, Inc. ("Madison"), 6411 Mineral Point Road, Madison, Wisconsin. Madison is a registered investment advisor and has numerous advisory clients. Madison was founded in 1973 and has no business affiliates other than those described in the Prospectus and this Statement of Additional Information. Madison operates Madison Scottsdale in Scottsdale, Arizona. We share our investment management personnel with Madison.

Frank E. Burgess is President, Treasurer and Director of Madison. Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, owns and controls Madison Mosaic (see "Management Information" above).

Madison formed us in 1996 for the purpose of providing investment management services to the Mosaic family of mutual funds, including the Trust. We purchased the investment management assets of the former advisor to the Trust, Bankers Finance Investment Management Corp., on July 31, 1996. As a result, any references in this Statement of Additional Information and in the Prospectus to advisory or management activities during periods prior to July 31, 1996 refer to Bankers Finance Investment Management Corp. We also serve as the investment advisor to Mosaic Equity Trust, Mosaic Income Trust, Mosaic Focus Fund Trust and Mosaic Government Money Market Trust.

The Arizona Fund paid aggregate advisory fees for the fiscal years ended September 30, 1997, 1998 and 1999 in the amounts of $55,147, $53,176 and
$50,307, respectively.

The Maryland Fund paid aggregate advisory fees for the fiscal years ended September 30, 1997, 1998 and 1999 in the amounts of $12,517, $13,251 and
$13,675, respectively.

The Missouri Fund paid aggregate advisory fees for the fiscal years ended September 30, 1997, 1998 and 1999 in the amounts of $70,293, $71,998 and
$72,925, respectively.

The Virginia Fund paid aggregate advisory fees for the for the fiscal years ended September 30, 1997, 1998 and 1999 in the amounts of $204,610, $201,362 and $201,604, respectively.

The National Fund paid aggregate advisory fees for the for the fiscal years ended September 30, 1997, 1998 and 1999 in the amounts of $176,540, $163,646 and $154,430, respectively.

The Money Market paid aggregate advisory fees for the for the fiscal years ended September 30, 1997, 1998 and 1999 in the amounts of $36,259, $34,022 and $33,678, respectively.

2.  Principal Underwriter.

Mosaic Funds Distributor, LLC, 1655 Ft. Myer Drive, Suite 1000, Arlington, Virginia 22209, acts as the Trust's broker-dealer Distributor pursuant to a Distribution Agreement dated July 30, 1998 between it and all Mosaic Funds. The Distributor does not engage in underwriting activities and receives no compensation for its services (see the "Distribution Agreement" section below). The Distributor is a wholly owned subsidiary of Madison.

3. Services Provided by Each Investment Advisor and Fund Expenses Paid by Third Parties.

Together, we (Madison Mosaic) and Madison are responsible for the investment management of the Trust. We are authorized to execute each Fund's portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Trust's operations, and otherwise to administer the affairs of each Fund as we deem advisable.

We provide or arrange for all the Trust's required services through three main contracts: An investment advisory agreement; a services agreement and a distribution agreement. These contracts are described below. No Fund expenses are paid by third parties.

Investment Advisory Contract.

The Investment Advisory Agreement between us and the Trust is subject to annual review and approval by the Trustees, including a majority of those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940. The agreement was approved by Trust shareholders for an initial two year term at a special meeting of shareholders held in July 1996 and most recently renewed for another year last July.

The Investment Advisory Agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by us, upon sixty days' written notice to the other party. We cannot assign the agreement and it will automatically terminate upon any assignment.

Advisory Fee and Expense Limitations. For our services under the Investment Advisory Agreement, we receive a fee, payable monthly, calculated as 0.625% per year for the National and State Funds and 0.5% per year for the Money Market of average daily net assets during the month. Such percentage does not decrease as net assets increase. We can waive or reduce this fee during any period. We can also reduce our fee on a permanent basis, without any requirement for consent by the affected Fund or its shareholders, under such terms as we may determine, by written notice to the Trust.

We agreed to be responsible for the fees and expenses of the Trustees and officers of the Trust who are affiliated with us. We are also responsible for the Trust's various promotional expenses (including distributing Prospectuses to potential shareholders).

Payments to Third Parties. We can make payments out of our investment advisory fee to other persons, including broker-dealers that make one or more of the Trust's funds available to investors pursuant to any "no transaction fee" network or service they provide. Under regulations of the Securities and Exchange Commission, such arrangements are permissible in connection with distributing investment company shares, if the payments of the shared fee amounts are made out of our own resources.

Services Contract.

The Trust does not have any officers or employees who are paid directly by the Trust. The Trust entered into a Services Agreement with us for operational and other services required by its Funds. Such services may include:

* The functions of shareholder servicing agent and transfer agent.
* Bookkeeping and portfolio accounting.
* Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
* Providing appropriate supplies, equipment and ancillary services necessary to conduct of its affairs.
* Calculating net asset value.
* Arranging for and paying the Custodian.
* Arranging for and paying the Trust's independent accountants.
* Arranging for and paying the Trust's legal counsel.
* Registering the Trust and its shares with the Securities and Exchange Commission and notifying any applicable state securities commissions of its sale in their jurisdiction.
* Printing and distributing prospectuses and periodic financial reports to current shareholders.
* Trade association membership.
* Preparing shareholder reports, proxy materials and holding shareholder meetings.

We provide all these services to each Fund for a fee calculated as a percentage of average daily net assets. This fee is reviewed and approved at least annually by the Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable. The current fees are stated in the Trust's Prospectus.

Our payment under the Services Agreement is in addition to and independent of payments made pursuant to the Investment Advisory Agreement. We also provide such services to Mosaic Equity Trust, Mosaic Income Trust, Mosaic Focus Fund Trust and Mosaic Government Money Market Trust.

Under this Services Agreement, we appointed Firstar Mutual Fund Services (see "Other Service Providers", below) as the transfer agent and dividend paying agent. It will also perform all shareholder servicing agent functions.

The Trust remains responsible for any extraordinary or non-recurring expenses it incurs.

Distribution Agreement.

Mosaic Funds Distributor, LLC, is the Distributor of Mosaic Funds. It receives no compensation for its services under the Distribution Agreement. The agreement has an initial term of two years beginning July 30, 1998 and may continue in effect after that term only if approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

The Distribution Agreement provides for distribution of the Trust's shares without a sales charge to the investor. The Distributor may act as the Trust's agent for any sales of its shares, but the Trust may also sell its shares directly to any person. The Distributor makes each Fund's shares continuously available to the general public in those States where it has given notice that it will do so. However, the Distributor has no obligation to purchase any of the Trust's shares.

The Distributor is wholly owned by Madison Investment Advisors, Inc. and we share our personnel.

4.  Other Service Providers.

We arrange for Trust securities to be held in custody by the Trust's Custodian, for the Trust to be audited annually by independent accountants and for the Trust and the Independent Trustees to be represented by outside counsel. The Trust does not pay any separate fees for the services of these third parties because the cost of these services is included in the advisory and service fees we receive to manage the Trust.

Transfer Agent and Dividend-Paying Agent.

Under our Services Agreement with the Trust, we appointed Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (the "Transfer Agent"), as the transfer agent and dividend-paying agent. The Transfer Agent will also perform all shareholder servicing agent functions. We are responsible for compensating the Transfer Agent for providing these services on behalf of the Trust.

Custodian.

Firstar Bank, N.A., 425 Walnut Steet, Cincinnati, OH 45202, is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Trust's shares.

From time to time, the Trust may appoint as Special Custodians certain banks, trust companies, and firms that are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Trust. Such Special Custodians will be used by the Trust only for the purpose of providing custody and safekeeping services in limited circumstances. First, custody would be of relatively short duration. Second, custody would be for designated types of securities that, in our opinion or in the opinion of the Trustees, would most suitably be held by such Special Custodians rather than by the Custodian.

In the event any such Special Custodian is used, it shall serve the Trust only in accordance with a written agreement with the Trust. The agreement must meet the requirements of the Securities and Exchange Commission for mutual fund custodians and be approved and reviewed at least annually by the Trustees. If the Special Custodian is a securities dealer, it must deliver to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Trust for such securities.

The Trust may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as we or the Trustees deem appropriate, to the extent permitted by the Investment Company Act of 1940.

Independent Public Accountant.

Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, IL 60601, serves as independent public accountants to the Trust. The independent accountant audits the Trust's annual reports and annually reviews the internal controls of the Trust both as a mutual fund and as a transfer agent.

BROKERAGE ALLOCATION AND OTHER PRACTICES

We make all decisions regarding the purchase and sale of securities and executing of these transactions. This includes selecting market, broker or dealer and negotiating commissions. Our decisions are subject to review by the Trustees.

During its three most recent fiscal years, the Trust did not pay any brokerage commissions.

In general, we seek to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling Trust securities. In determining the best price and execution, we may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with us and any statistical, research or other services the dealer provides us. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Trust as we determine in good faith. The Trust may not be our only client that benefits from our receipt of research from the brokers and dealers the Trust uses for its trading needs.

Brokers or dealers who execute portfolio transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers.

We expect that most portfolio transactions will be made directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

Affiliated Transactions. We can purchase portfolio securities through an affiliated broker if we decide it is in the Trust's interests. If we trade through an affiliated broker, we will observe four requirements. (1) The transaction must be in the ordinary course of the broker's business. (2) The transaction cannot involve a purchase from another broker or dealer. (3) Compensation to the broker in connection with the transaction cannot be in excess of one percent of the cost of the securities purchased. (4) The terms to the Trust for purchasing the securities, including the cost of any commissions, must be as favorable to the Trust as the terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to us under the Investment Advisory Agreement.

We do not anticipate that any such purchases through affiliates will ever represent a significant portion of the Trust's trading activity. In fact, no such transactions took place during the Trust's six most recent fiscal years.

Portfolio Turnover. We do not expect to engage in short-term trading for the State Funds or the National Fund, but securities may be purchased and sold in anticipation of market interest rate changes, as well as for other reasons. We anticipate that annual portfolio turnover for these Funds will generally not exceed 100%, but actual turnover rate will not be a limiting factor if we believe it is desirable to make purchases or sales.

CAPITAL STOCK AND OTHER SECURITIES

Summary.

The Declaration of Trust, dated June 8, 1982, was filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Trust's obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

Shares and Classes of Shares.

Six series of the Trust's shares are currently authorized: Tax-Free Arizona shares, Tax-Free Maryland shares, Tax-Free Missouri shares, Tax-Free Virginia shares, Tax-Free National shares and Tax-Free Money Market shares. Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class.

For example, shareholder votes relating to the election of Trustees or approval of the Trust's selection of independent public accountants, as well as any other matter in which the interests of all shareholders are identical, will be voted on without regard to series or classes of shares. Matters that affect a particular series or class of shares will not be voted upon by the unaffected shareholders. On the other hand, required shareholder approval of the Investment Advisory Agreement and any change in a Fund's fundamental investment policies will be submitted to a separate vote by each series and class of shares. When a matter is voted upon separately by more than one series or class of shares, it may be approved with respect one series or class even if it is rejected by the shareholders of another series or class.

The Trustees may authorize at any time creating additional series of shares. The proceeds of the new series would be invested in separate, independently managed portfolios. The Trustees can also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine.

All money received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights.

The Trustees may divide or combine the Trust's shares into a greater or lesser number of shares as long as the action will not change your proportionate interest in the Trust. In the event of unforeseen gains or losses, the Trustees might use this authority to maintain the price of Money Market shares at $1.00. Any assets, income and expenses of the Trust that we cannot readily identify as belonging to a particular series will be allocated by or under the direction of the Trustees as they deem fair and equitable. Upon any liquidation of the Trust or any of its Funds, you would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings.

Because there is no requirement for annual elections of Trustees, the Trust does not anticipate having regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Trust's independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Trust.

Any change in the terms of the Declaration of Trust (except for immaterial changes like a name change), in the Investment Advisory Agreement (except for reductions of the Advisor's fee) or in the fundamental investment limitations of a Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Trust at the address on the cover of this document.

Voting Rights.

The voting rights of shareholders are not cumulative. As a result, holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A "majority" is constituted by either 50 percent of all shares of the Fund or 67 percent of the shares voted at an annual meeting or special meeting of shareholders at which at least 50 percent of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust's shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Trust's shares file declarations in writing with the Trust's Custodian. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust's outstanding shares.

Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust's net assets, if less) may require the Trust to assist a shareholder solicitation with the purpose of calling a shareholder meeting. Such assistance could include providing a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing. In the latter case, unless the Securities and Exchange Commission determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability.

Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment against a shareholder under such a claim. The risk of a shareholder incurring financial loss as a result of being a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others.

The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to the Advisor under the terms of the Investment Advisory Agreement and the Services Agreement. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Mosaic's "Guide to Doing Business"describes the basic procedures for investing in the Trust. The following information concerning other investment procedures is presented to supplement the information contained in the Guide.

Offering Price.

We calculate the net asset value (NAV) of each Fund every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year's Day, the observance of Martin Luther King, Jr.'s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for each Fund is made at the time of the close of the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of a Fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of that Fund. Since the Trust does not charge a "sales load," its shares are both offered and redeemed at NAV.

We determine the value of each Fund's securities in a number of ways. If current market quotations are readily available for a security, we value it at the mean between its bid and asked prices. For securities for which current market quotations are not readily available, we value them at their fair value as determined in good faith by the Trustees. We value securities having a remaining effective maturity of 60 days or less at amortized cost which approximates market value.

The Trustees authorized using independent pricing services to obtain daily securities prices when required.

The market for many municipal issues is not active and transactions in such issues may occur infrequently. Accordingly, the independent pricing service may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities. Such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions.

Shares in all Funds are priced by rounding to the nearest penny. NAV of shares in the State and National Funds is expected to fluctuate daily, and we will make no attempt to stabilize the value of these shares.

To the extent reasonably practicable, we intend to assure that the Money Market's net asset value per share will not deviate from $1.00. Despite this consideration, there can be no absolute assurance that the Money Market will always maintain a $1.00 share price. The "penny rounding" pricing method, in fact, requires that if the NAV deviates one-half percent or more from $1.00, the share price must be rounded upward or downward accordingly.

Shareholder Service Policies.

Our policies concerning shareholder services are subject to change from time to time. In the event of a material change, you will receive an updated "Guide to Doing Business."

Minimum Initial Investment and Minimum Balance.

We can change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing. We may change the Trust's minimum amount for subsequent investments by 30 days written notice. The notice may be provided in Mosaic's quarterly shareholder newsletter. We may waive minimums and certain fees for accounts of our employees, officers or Trustees.

Special Service Charges.

We may impose special service charges for services that are not regularly afforded to shareholders. In order to do this, we must give 30 days written notice to you or to shareholders in general. These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests. Mosaic's standard service charges are also subject to adjustment from time to time.

Share Certificates.

The Trust will not issue share certificates.

Subaccounting Services.

The Trust can provide subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Trust's minimum initial investment to open an account will not apply to subaccounts. However, we reserve the right to impose the same minimum initial investment requirement that would apply to regular accounts if it seems that the cost of carrying a particular subaccount or group of subaccounts is likely to be excessive.

The Trust may provide and charge for subaccounting services that we determine exceed those services that can be provided without charge. The availability and cost of such additional services will be determined in each case by negotiation between Mosaic and the parties requesting the additional services. We are not presently aware of any such services for which a charge will be imposed.

Crediting of Investments.

We can reject any investment in the Trust for any reason and may at any time suspend all new investment in any Fund. We may also, in our discretion, decline to recognize an investment by funds wired for credit until such funds are actually received by the Trust. This is because we may be responsible for any losses resulting from changes in a Fund's net asset value that happen because we failed to receive funds from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately. The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by us, the Trust or the Distributor.

Foreign Checks.

Checks drawn on foreign banks will not be considered received until we have actual receipt of payment in immediately available US dollars after submitting the check for collection. Collection of such checks through the international banking system may require 30 days or more. We will pass the cost of such collection to you if you invest using a foreign check.

Purchase Orders from Brokers.

An order to purchase shares that we receive from a securities broker will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure us that it received the order from its customer prior to that time.

Shareholders who invest in the Trust through a broker may be charged a commission for handling the transaction. A shareholder may deal directly with us anytime to avoid the fee.

Redemptions and Checkwriting.

Redemptions will take place at the NAV for the day we receive the redemption order in proper form. A redemption request may not be in proper form unless we have a signed account application from you or your application is submitted with the withdrawal request.

If you draw a check against your account, it will not be considered in proper form unless there are sufficient collected funds available in the account on the day the check is presented for payment. Generally, it takes up to 10 days before checks deposited in your account are collected. Therefore, if you plan to write a check against your account shortly after making an investment, we recommend you call us to make sure that your funds will be available.

Unusual Circumstances Resulting in Suspension of Payments.

We will use our best efforts in normal circumstances to handle redemptions timely. However, we may for any reason we deem sufficient suspend the right of redemption or postpone payment for any shares in the Trust for any period up to seven days.

Our sole responsibility with regard to redemptions shall be to process timely redemption requests in proper form. Neither the Trust, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in any Fund may be suspended or delayed for more than seven days only in limited circumstances. These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or (3) during any period when the Securities and Exchange Commission has by order permitted such suspension.

Final Payments on Closed Accounts.

The redemption payment you receive when you close your account will normally have all accrued dividends included. However, when an account is closed, we may make payment by check of any final dividends declared but not yet paid to the date of the redemption that closed the account. The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Inter-Fund Exchange.

Funds exchanged between shareholder accounts will earn their final day's dividend on day of exchange.

We reserve the right, when we deem such action necessary to protect the interests of Fund shareholders, to refuse to honor withdrawal requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity. Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or satisfactory identity. We reserve the right to refuse any third party redemption requests.

Payments in Kind.

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Trust. However, the Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Trust or $250,000.

Any property of the Trust distributed to shareholders will be valued at fair value. In disposing of any such property received from the Trust, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

Address Changes and Lost Shareholder Accounts.

It is your obligation to inform us of address changes.

We will exercise reasonable care to ascertain your correct address if you become "lost" in our records. We will conduct two database searches for you and use at least one information database service. The search will be conducted at no cost to you. We will not, however, perform such searches if your account is less than $25, if you are not a natural person or we receive documentation that you are deceased. If we cannot locate you after such procedures, your account may be escheated to the State of your last residence in our records.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividend Payments.

Dividends are payable to you at the time they are determined. They are not actually paid in the form of additional shares of the Fund credited to your account until the end of each calendar month (or normally when the account is closed, if sooner), unless you make a written election to receive dividends in cash.

Substantially all of each Fund's accumulated net income is declared as dividends each business day. We calculate accumulated net income for each Fund just prior to calculating the Fund's net asset value. The amount of such net income reflects interest income (plus any original discount earned less premium amortized) and expenses accrued by the Fund since the previously declared dividend.

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in NAV per share of each Fund. Premium on securities purchased is amortized daily as a charge against income. Original issue discount on municipal bonds is considered tax-exempt and an amortization of the remaining unearned portion of such discount will be included in each Fund's daily income.

You will receive notice of payment of dividends quarterly. For tax purposes, you will also receive an annual summary of dividends paid by your Fund and the extent to which they constitute capital gains dividends. If you purchase shares as of a particular net asset value determination (the close of the New York Stock Exchange) on a given day, you will not be considered a shareholder of record for the dividend declaration made that day. If you withdraw as of such determination you will be considered a shareholder of record with respect to the shares withdrawn. A "business day" will be any day the New York Stock Exchange is open for trading.

TAXATION OF THE TRUST

Federal Income Tax Requirements.

To qualify as a "regulated investment company" and avoid Fund-level federal income tax under the Internal Revenue Code (the "Code"), each Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires each Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. We intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, each Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.

Should any Fund fail to qualify as a "regulated investment company" under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Tax Consequences to Shareholders.

Federal Income Tax. As a shareholder, you will be subject to federal income tax on any ordinary net income and net capital gains realized by your Fund and distributed to you as regular or capital gains dividends. It does not matter whether the dividend is distributed in cash or in the form of additional shares. Generally, dividends declared by your Fund during October, November or December of any calendar year and paid to you before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared.

We can sell any securities held by a Fund or which we have committed to purchase. Since profits realized from such sales are classified as capital gains, they would be subject to capital gains taxes, even if the securities sold are otherwise tax-exempt.

State and Local Taxes. Exemption from federal income tax of dividends derived from municipal securities does not necessarily result in an exemption under the tax laws of any State or local taxing authority. You may be exempt from State and local taxes on dividends derived from municipal securities issued by entities located within your State of residence, but you may be subject to State or local tax on dividends derived from other obligations. You will receive a breakdown of dividends by State on an annual basis for the National Fund and Money Market. You should consult with your tax advisor about the status of distributions from the Trust in your tax jurisdiction.

Wash Sales.

If you receive exempt-interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will be disallowed up to the value of such dividends.

Pass Through of Tax-Exempt Dividends.

The Code permits mutual funds with at least 50 percent of the value of their assets invested in tax-exempt securities as of the close of each fiscal quarter to "flow through" to shareholders the tax-exempt character of the interest paid. We intend to qualify under this provision so that dividends paid to you will be treated as "exempt-interest dividends" in the same proportion as each Fund's annual net investment income is derived from tax-exempt sources.

This means that, to the extent a Fund's dividends are exempt-interest dividends, you may treat them for Federal income tax purposes as if they were interest excluded from gross income. To qualify as exempt-interest dividends, distributions we must designate them as such in a written notice mailed to you within 60 days of the close of the Trust's taxable year.

Dividends Received Deduction.

No portion of the dividends paid by the Trust to its shareholders is expected to be subject to the dividends received deduction for corporations (70% of dividends received).

31% Withholding.

You may be subject to a 31% withholding requirement on transactions with the Trust in certain circumstances. (1) If you fail to comply with the interest and dividends "back-up" withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) if the Internal Revenue Service determined that you failed to properly report dividend or interest income.

Alternative Minimum Tax Considerations.

We may purchase bonds for any Fund on which the interest received may be subject to the so-called "alternative minimum tax" (AMT). Under the Code, interest received on certain otherwise tax-exempt securities is subject to AMT. AMT will apply to interest received on "private activity" bonds issued after August 7, 1986 that are used to finance activities other than those generally performed by governmental units (for example, bonds issued to finance commercial enterprises or reduced interest rate home mortgage loans).

Interest income received on AMT bonds will be a "tax preference item" that may make shareholders liable for payment of AMT. Deductions and preference items such as state and local taxes, excess depletion and excess intangible drilling costs (in addition to interest on AMT bonds) are among the items that are added to taxable income to determine whether AMT is due in place of ordinary income tax.

Corporations that are shareholders may be subject to AMT based in part on certain differences between their taxable income adjusted for other tax preference items and their "adjusted current earnings."

Distribution of Market Discount.

If we buy a security for a Fund at a "market discount", the amount of gain earned by the Fund when we sell it may be considered ordinary taxable income. Such income earned as a result of "market discount" will be distributed to shareholders and will not qualify as tax-exempt. For the Trust's fiscal year ended September 30, 1998, no portfolio experienced any recognizable gain due to "market discount."

Personal Holding Company.

We reserve the right to involuntarily redeem shares if ownership has or may become concentrated as to make a Fund a personal holding company under the Code.

CALCULATION OF PERFORMANCE DATA

So that you can compare the Trust's Funds with similar funds (and to market indices, investments such as savings accounts, savings certificates, taxable and tax-free bonds, taxable money market funds and money market instruments), we calculate yields for each Fund and total returns for the National Fund and the State Funds.

How are Total Returns Calculated? We calculate annual total return and average annual total returns for the State Funds and the National Fund.
Annual total return is based on the change in share price from the beginning to the end of the year, plus any distributions. We calculate average annual total return by finding the compounded annual rate of return over a given period that would be required to equal the return on an assumed initial investment in the Fund to the ending redeemable value this investment would have had at the end of the period. This is done by taking into account the effect of the changes in the Fund's share price during the period and any recurring fees charged to shareholder accounts. We also assume all dividends and other distributions are reinvested at the applicable share price when they were paid.

We may also calculate non-annualized aggregate total returns by computing the simple percentage change in value that equals an assumed initial investment in a Fund with its redeemable value at the end of a given period, determined in the same manner as for average annual total return calculations.

How is Standardized Yield Calculated? The yields of each of the Trust's Funds are calculated according to standardized formulas prescribed by the SEC.

a. The State Portfolios and National Fund. The standardized yields of the State Funds and of the National Fund are calculated as follows: Add one to the respective Fund's total daily theoretical net income per share during a given 30-day period and divide the sum by the Fund's maximum offering price per share on the last day of the period. Next raise the result to the sixth power, subtract one and multiply the result by two.

The standardized yield may be calculated daily any business day.

For purposes of calculating yield, the daily theoretical gross income of each income bearing obligation in a Fund is determined as 1/360 of the obligation's yield to maturity (or put or call date in certain cases). This is based upon its current value (defined as the obligation's closing market value that day, plus any accrued interest), multiplied by such current value. For tax-exempt securities having a current value discount that exceeds any unamortized original issue discount, we value such securities at the unamortized original issue discount, or if there is none, at par. A Fund's daily theoretical gross income is the sum of the daily theoretical gross income amounts computed for each of the obligations in the Fund. A Fund's total daily theoretical net income per share during a given 30-day period is the Fund's daily theoretical gross income less daily expenses accrued (reduced by any waived expenses), totaled for each day in the period and divided by the average number of shares outstanding during the period.

b.  Money Market Yield.

7-day Yield. This formula divides the net income earned on one share during a given 7-day period by the initial value of that share (normally $1.00) and expresses the result as an annualized percentage. We calculated yield by dividing net income (including the benefit of any expenses waived by us) earned on one share during a given seven-day period, exclusive of any capital changes, by the initial value of that share (normally $1.00). We express the result (called the "base period return") as an annualized percentage. The base period return is annualized by multiplying it by 365 and dividing the product by seven, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Effective Annual Yield. We calculate the Money Market's "effective annual yield" in a similar manner as 7-day yield, except we assume that the net income earned during a seven-day period is reinvested at the same rate over a full year, thereby generating additional earnings from compounding. The effective annual yield is computed by adding one to the base period return, raising the result to the power equal to 365 divided by seven, and subtracting one from the result, which is then expressed as a percentage.

Taxable Equivalent Yield. We may also compute taxable equivalent yields for each Fund. The taxable equivalent yield of a Fund is equal to (1) the portion of its yield representing tax-exempt income (2) divided by one minus a stated income tax rate (expressed as a fraction), (3) plus any portion of the Fund's yield which is not tax-exempt.

Representative Yield Quotations.

The following quotations are as of December 31, 1999.

Arizona Fund. The standardized 30-day yield of the Arizona Fund was 4.59% and the corresponding taxable equivalent yield as of such date was 7.17%. The taxable equivalent yield is based on the combined highest Arizona and 36% federal income tax rate of 39.58% (determined after giving effect to the deductibility of Arizona income tax payments for federal tax purposes). For the calendar quarter, its return was -1.06%. Average annual total returns were: One year -- -3.63%; five years -- 5.27%; ten years -- 5.32%; and since inception on October 13, 1989 -- 5.25%. The average annual total return since inception would have been reduced had the then acting advisor not waived a portion of its management fee or paid certain expenses during this period.

Maryland Fund. The standardized 30-day yield of the Maryland Fund was 4.13% and the corresponding taxable equivalent yield as of such date was 6.46%. The taxable equivalent yield is based on the combined highest Maryland and 36% federal income tax rate of 41.12% (determined after giving effect to the deductibility of Maryland income tax payments for federal tax purposes). For the calendar quarter, its return was -1.56%. Average annual total returns were: One year -- -4.54%; five years -- 4.91%; and since inception on February 10, 1993 -- 3.33%. The five year and annual total return since inception would have been reduced had the then acting advisor not waived a portion of its management fee or paid certain expenses during these periods.

Missouri Fund. The standardized 30-day yield of the Missouri Fund was 4.54% and the corresponding taxable equivalent yield as of such date was 7.09%. The taxable equivalent yield is based on the combined highest Missouri and 36% federal income tax rate of 39.84% (determined after giving effect to the deductibility of Missouri income tax payments for federal tax purposes). For the calendar quarter, its return was -1.27%. Average annual total returns were: One year -- -3.96%; five years -- 5.38%; ten years -- 5.19; and since inception on October 12, 1989 -- 5.13%. The average annual total return since inception would have been reduced had the then acting advisor not waived a portion of its management fee or paid certain expenses during this period.

Virginia Fund. The standardized 30-day yield of the Virginia Fund was 4.57% and the corresponding taxable equivalent yield as of such date was 7.14%. The taxable equivalent yield is based on the combined highest Virginia and 36% federal income tax rate of 39.68% (determined after giving effect to the deductibility of Virginia income tax payments for federal tax purposes). For the calendar quarter, its return was -1.58%. Average annual total returns were: One year -- -4.30%; five years -- 5.49%; ten years -- 5.36%; and since inception on October 13, 1987 - 6.52%.

National Fund. The standardized 30-day yield of the National Fund was 4.04% and the corresponding taxable equivalent yield as of such date was 6.31%. The taxable equivalent yield is based on the 36% federal income tax rate. For the calendar quarter, its return was -0.36%. Average annual total returns were:
One year -- -3.02%; five years - 5.51%; ten years -- 5.30%; and since inception on December 30, 1982 - 7.37%.

Money Market. The standardized 7-day yield was 4.38%, amounting to an effective annual yield of 4.47%. The corresponding taxable equivalent yield was 6.84%. The taxable equivalent yield is based on the federal income tax rate of 36%.

Caution Regarding Representative Yield Quotations. The Funds' yields are not fixed. Yield tends to fluctuate daily. Do not consider effective annual yield as representative of what an investment may earn in any future period. Actual dividends will tend to reflect changes in interest rates and will also depend upon the level of a Fund's expenses, any realized or unrealized investment gains and losses and the relative results of the Fund's investment policies. Thus, at any point in time, future yields may be either higher or lower than past yields and there is no assurance that any historical yield level will continue.

The average maturities of the National Fund and the State Funds are expected to be longer than the average maturity of the Money Market. As a result, the actual monthly dividend income from an investment in the National Fund or in any State Fund is expected to change more slowly over time than the monthly dividend income from a comparable Money Market account.

Performance Comparisons.

From time to time, in advertisements or in reports to shareholders and others, we may compare the performance of the Trust to that of recognized market indices. We may cite the ranking or performance of any Fund as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

We may also compare the performance of any Fund to that of other funds we manage, if appropriate. We may compare our performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices that we may use include those compiled by major securities firms. Other indices compiled by securities rating or valuation services, such as Standard and Poor's Corporation, may also be used. Periodicals that report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Business Daily, The New York Times, The Washington Post, Barron's, Forbes Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger's Personal Finance and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc. and Morningstar.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue's Money Fund Report. Financial news is broadcast by various radio and television media.

When we use Lipper Analytical Services, Inc. to make performance comparisons in advertisements or in reports to shareholders or others, we compare the Virginia Fund to "Virginia Municipal Debt Funds," the Arizona Fund to "Arizona Municipal Debt Funds", the Maryland Fund to "Maryland Municipal Debt Funds," and the Missouri Fund to "Missouri Municipal Debt Funds." Similarly, the Money Market is ranked by Lipper in the category of "Tax-Exempt Money Market Funds," and the National Fund is ranked by Lipper in the category of "General Municipal Debt Funds." In the event Lipper changes the category in which a Fund is ranked, then we will use the revised category when we cite Lipper rankings.

We may disclose the contents of each Fund as frequently as daily in advertisements and elsewhere.

Average Maturities. We calculate average maturity information for the Funds. The "average maturity" of a Fund on any day is determined by first multiplying the number of days then remaining to the effective maturity of each investment in the Fund by the value of that investment. Next, the results of these calculations are summed. Finally, the total is divided by the aggregate value of the Fund that day. Thus, the average maturity represents a dollar-weighted average of the effective maturities of Fund investments.

By comparison, the "mean average maturity" of a Fund over some period, such as seven days, a month or a year, represents the arithmetic mean (i.e., simple average) of the daily average maturity figures for the Fund during the respective period.

FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION

Audited Financial Statements for the Trust, together with the Report of Deloitte & Touche LLP, Independent Auditors for the fiscal year ended September 30, 1999, appear in the Trust's Annual Report to shareholders for the fiscal year ended September 30, 1999. That report is incorporated herein by reference. The Report was filed with the Securities and Exchange Commission.

Statements contained in this Statement of Additional Information and in the Prospectus regarding the contents of contracts and other documents are not necessarily complete. You should refer to the documents themselves for definitive information on their provisions. We will supply copies of the Trust's important documents and contracts to interested persons upon request, or you can obtain them from the SEC's Internet site at www.sec.gov.

The Trust registered with the Securities and Exchange Commission in Washington, DC, by the filing a Registration Statement. The Registration Statement contains certain additional information not included in the Prospectus or this Statement of Additional Information. This information is available from the SEC or its Internet site. (See the back cover of the Prospectus for information about obtaining this information.)

APPENDIX - QUALITY RATINGS

Any investment we make will have a "quality rating" determined principally by ratings assigned by nationally recognized statistical rating organizations (NRSRO). Otherwise, we will assign a rating according to comparable standards when there is no published rating or when published ratings differ or are considered obsolete.

Quality ratings will often be determined by referring to the ratings assigned by two major NRSROs that rate municipal securities: Moody's Investors Service, Inc. (Moody's) and Standard and Poor's Corporation (S&P). In cases where more than one NRSRO rates an issue, it will be graded according to whichever rating we deem appropriate. In cases where no organization rates an issue, we will grade it using the following standards that we believe are comparable to those followed by the NRSROs.

Bonds. Moody's uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C. Municipal bonds rated Aaa or AAA are judged to be of the best quality; interest and principal are secure and prices respond only to market rate fluctuations. Bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.

Municipal bonds rated A are considered upper medium grade by each organization. Protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.

Bonds rated Baa or BBB are considered medium grade obligations. Protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.

The Trust does not invest in issues rated below Baa or BBB or equivalent unrated issues.

Obligations rated Baa or above by Moody's or rated BBB or above by S&P are considered "investment grade" securities, whereas lower rated obligations are considered "speculative grade" securities.

Bond ratings may be further enhanced by the notation "+" or "-." For purposes of the Trust and its investment policies and restrictions, such notations shall be disregarded. Thus, for example, bonds rated BBB- are considered investment grade while bonds rated BB+ are not.

Notes. Moody's rates shorter term municipal issues with "Moody's Investment Grade" or "MIG" designations, MIG-1, MIG-2 and MIG-3; it assigns separate "VMIG" ratings, VMIG-1, VMIG-2 and VMIG-3, to variable rate demand obligations for which the issuer or a third-party financial institution guarantees to repurchase the obligation upon demand from the holder.

MIG-1 and VMIG-1 notes are of the best quality, enjoying strong protection from established cash flows for debt service or well established and broadly based access to the market for refinancing. MIG-2 and VMIG-2 notes are of high quality, with ample margins of protection, but not as well protected as the highest rated issues. MIG-3 and VMIG-3 notes are of favorable quality, having all major elements of security, but lacking the undeniable strength of the higher rated issues and having less certain access to the market for refinancing.

S&P assigns the ratings, SP-1, SP-2, and SP-3, to shorter term municipal issues, which are comparable to Moody's MIG-1, MIG-2 and MIG-3 ratings, respectively.

Commercial Paper. Commercial paper, only some of which may be tax-exempt, is rated by Moody's with "Prime" or "P" designations, as P-1, P-2 or P-3, all of which are considered investment grades. In assigning its rating, Moody's considers a number of credit characteristics of the issuer, including: (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies.

P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity but more variable credit characteristics; P-3 issuers have acceptable repayment capacity, but highly variable credit characteristics and may be highly leveraged.

S&P rates commercial paper as A-1, A-2 or A-3. To receive a rating from S&P, the issuer must have adequate liquidity to meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing. The issuer's basic earnings and cash flow must have an upward trend (except for unusual circumstances) and typically, the issuer has a strong position in a well-established industry. S&P assigns the individual ratings A-1, A-2 and A-3 based on its assessment of the issuer's relative strengths and weakness within the group of ratable companies.

Part C
February 1, 2000
Mosaic Tax-Free Trust
Cross Reference Sheet (Continued)

24(a) Financial Statements

Included in Part A:  Financial Highlights

Included in Part B: Filed with the Securities and Exchange Commission pursuant to Section 30 of the Investment Company Act of 1940 on December 1, 1999, and incorporated herein by reference is the Trust's Annual Report to shareholders for the fiscal year ended September 30, 1999.

Included in such reports to shareholders are: Report of Deloitte & Touche LLP, Independent Accountants, Statement of Net Assets, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements.

Included in Part C:  Consent of Independent Accountants

Item 23 Exhibits

Exhibit    Description of Exhibit

      a    Declaration of Trust*
      b    By-Laws*
      c    Not Applicable
      d    Investment Advisory Agreement*
      e    Distribution Agreement*
      f    Not Applicable
      g    Custodian Agreement with Fee Schedule*
      h    Services Agreement* and Transfer Agent Agreement (Filed Herewith)
      i    Consent of Counsel*
      j    Consent of Independent Accountants (Filed Herewith)
      k    Not Applicable
      l    Not Applicable
      m    Not Applicable
      n    Not Applicable
      o    Not Applicable
	p    Code of Ethics (Filed Herewith)

* Previously filed by Registrant.

24.	Persons Controlled by or Under Common Control with Registrant.

None

25.	Indemnification

Previously filed.

26.	Business and Other Connections of Investment Advisor.
Name           Position with     Other Business
                     Advisor

Frank E. Burgess    Director       President and Director of
                                   Madison Investment Advisors,
                                   Inc., 6411 Mineral Point
                                   Road, Madison, WI  53705

Katherine L. Frank  President      Vice President of Madison
                                   Investment Advisors, Inc.
                                   6411 Mineral Point
                                   Road, Madison, WI  53705

Jay R. Sekelsky     Vice President Vice President of Madison
                                   Investment Advisors, Inc.
                                   6411 Mineral Point
                                   Road, Madison, WI  53705

Chris Berberet      Vice President Vice President of Madison
                                   Investment Advisors, Inc.
                                   6411 Mineral Point
                                   Road, Madison, WI  53705

W. Richard Mason    Secretary             Principal of Mosaic
                                   Funds Distributor, LLC of the same
                                   address as the Trust.

Julia M. Nelson    Vice President  Principal of Mosaic Funds
                                   Distributor, LLC of the same
                                   address as the Trust.

27.	Principal Underwriters
(a) The registrant does not utilize the services of an underwriter. Mosaic Funds Distributor, LLC, the distributor of the Trust, also acts as distributor for Mosaic Equity Trust, Mosaic Government Money Market Trust, Mosaic Focus Fund and Mosaic Income Trust.
(b)

Name and Principal  Position and Offices  Position and Offices
Business Address    with Underwriters     with Registrant

Julia M. Nelson       Principal             Vice President
1655 Ft. Myer Dr.
Arlington, VA 22209

W. Richard Mason      Principal and         Secretary
1655 Ft. Myer Dr.     Financial Operations
Arlington, VA 22209   Principal

(c)  Not Applicable

28.  Location of Accounts and Records

Certain books, records and accounts of the Registrant will be maintained at 1655 Ft. Myer Drive, Arlington, VA 22209, at which address are located the offices of the Registrant and of Madison Mosaic, LLC. Current transfer agent and shareholder account records are kept at the offices of the Registrant's transfer agent, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. Additional records and documents relating to the affairs of the Registrant are maintained by Firstar Bank, N.A. of Cincinnati, OH, the Registrant's Custodian, at the Custodian's offices located at 425
Walnut Street, Cincinnati, OH 45202. Pursuant to the Custodian Agreement (see
Article IX, Section 12), such materials will remain the property of the Registrant and will be available for inspection by the Registrant's officers and other duly authorized persons. Finally, all remaining books, records and accounts of the Registrant not maintained at the Registrant's Arlington, VA office will be maintained at the offices of the Advisor's parent, Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, WI 53705.


29.  Not Applicable

30.  Not Applicable

                           Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Arlington, Commonwealth of Virginia, on the 31 day of January, 2000.

                              Mosaic Tax-Free Trust

                              By: (signature)
                              Katherine L. Frank
                              President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                              Trustee                (Date)
Frank E. Burgess*

                                Trustee
Lorence Wheeler*                                     (Date)


                                Trustee
Thomas S. Kleppe *                                   (Date)


                                Trustee
James Imhoff*                                        (Date)


*(Signature),      Attorney-In-Fact,                1/31/00
John Rashke, Esquire